                                                                   EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of February
                                               ---------
28, 2001, by and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Company"), with headquarters located at 1899 Wynkoop, Suite 600, Denver,
      -------
Colorado 80202, and Castle Creek Technology Partners LLC (the "Purchaser").
                                                               ---------

     The Company wishes to sell to the Purchaser, and the Purchaser wishes to buy from the Company, on the terms and subject to the conditions set forth in this Agreement, shares of the Company's Series C-1 Convertible Preferred Stock, no par value ("Series C-1 Preferred Stock") and related Series C-1 Warrant in
               --------------------------
the form attached hereto as Exhibit A-1 ("Series C-1 Warrant"), and the
                                          ------------------
Company's Series C-2 Convertible Preferred Stock, no par value ("Series C-2
                                                                 ----------
Preferred Stock" and together with the Series C-1 Preferred Stock, the
---------------
"Preferred Stock") and related Series C-2 Warrant in the form attached hereto as
 ---------------
Exhibit A-2 ("Series C-2 Warrant" and together with the Series C-1 Warrant, the
              ------------------
"Warrants"). The shares of the Series C-1 Preferred Stock  and the Series C-2
 --------
Preferred Stock (the "Preferred Shares") are or will be, respectively,
                      ----------------
convertible pursuant to the terms of their respective Articles of Amendment relating to such Preferred Stock, the forms of which are attached hereto as Exhibit B-1 (the "Series C-1 Preferred Stock Articles of Amendment") and Exhibit
                  ------------------------------------------------
B-2 (the "Series C-2 Preferred Stock Articles of Amendment"), into shares (the
          ------------------------------------------------
"Conversion Shares") of the Company's common stock, no par value (the "Common
 -----------------                                                     ------
Stock"). The Warrants are exercisable into shares of Common Stock (the "Warrant
-----                                                                   -------
Shares") in accordance with their respective terms. The Preferred Shares, the
------
Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities". Any capitalized term used herein that is not
                  ----------
otherwise defined shall have the meaning specified therefor in the Series C-1 Preferred Stock Articles of Amendment.

     The sale of the Securities by the Company hereunder will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the Securities and
                             ------------
Exchange Commission (the "Commission") under the Securities Act of 1933, as
                          ----------
amended (the "Securities Act"). The Company has agreed to effect the
              --------------
registration of the Conversion Shares and the Warrant Shares under the Securities Act pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchaser, the form of which is attached hereto as Exhibit C (the "Registration Rights Agreement").
                          -----------------------------

The Company and the Purchaser hereby agree as follows:

1.   PURCHASE AND SALE OF THE PREFERRED SHARES AND WARRANTS.

     1.1   Agreement to Purchase and Sell. Subject to the terms and the
           ------------------------------
satisfaction or waiver of the conditions set forth in this Agreement, the issuance, sale and purchase of the Preferred Shares and Warrants shall be consummated in two (2) separate closings. The first closing is hereinafter referred to as the "First Closing,"
                                                               -------------
and the second closing (if any) is hereinafter referred to as the "Second
                                                                   ------
Closing (each of the First Closing and the Second Closing is sometimes referred
-------
to herein as a "Closing"), and the date on which a Closing occurs is herein
                --------
after referred to as the "Closing Date".
                          ------------

          a. Subject to the satisfaction or waiver of the conditions set forth in Section 5.1 and Section 5.3 hereof, the First Closing will be deemed to occur when the Company and the Purchaser execute and deliver this Agreement and the other Transaction Documents (as defined below), which delivery may be effected by facsimile transmission, and full payment of the Purchaser's purchase price for the First Closing has been made by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and Warrant being purchased by the Purchaser at the First Closing.

          b. Subject to the satisfaction or waiver of the conditions set forth in Section 5.2 and Section 5.4 hereof, the Company and the Purchaser shall consummate the Second Closing (if any) on the first (1st) Business Day (the "Scheduled Second Closing Date") after the Registration Statement contemplated
 -----------------------------
by Section 2(a) of the Registration Rights Agreement (the "Registration
                                                           ------------
Statement")  has been continuously effective for fifteen (15) consecutive
---------
calendar days following its being declared effective by the SEC; provided, however, that if as of such Scheduled Second Closing Date the Company has satisfied all Second Closing conditions set forth in Section 5.2 except for the market capitalization requirement of Section 5.2.11, then the Company and the Purchaser shall, provided that the other conditions set forth in Section 5.2 continue to be satisfied through out the period, consummate the Second Closing (if any) on the first day (the "Delayed Second Closing Date") during the thirty
                                 ---------------------------
(30) calendar day period immediately following such Scheduled Second Closing Date when the average market capitalization of the Company for the period starting on the Scheduled Second Closing Date and ending on the date immediately prior to the Delayed Second Closing Date is within the range set forth in
Section 5.2.11. The Company shall deliver a notice  (the "Second Closing
                                                          --------------
Notice") to the Purchaser prior to the Second Closing (if any), in which the
------
Company shall represent to the Purchaser that (i) the Registration Statement has been continuously effective for at least fifteen (15) consecutive calendar days and (ii) the conditions set forth in Section 5.2 hereof have been satisfied or will be satisfied upon the Second Closing.

          c. On the date of the First Closing, subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) 2,500 shares of the Company's Series C-1 Preferred Stock and (ii) a Series C-1 Warrant entitling the holder thereof to purchase that number of Warrant Shares as is equal to (A) the aggregate stated value of the Series C-1 Preferred Stock divided by (B) the initial Conversion Price Shares (as defined in the Series C-1
-------
Preferred Stock Articles of Amendment ) of the Series C-1 Preferred Stock multiplied by (C) fifty percent (50%). The initial Conversion Price of the
----------
Series C-1 Preferred Stock shall be two and half dollars ($2.50) and the aggregate purchase price for the Securities purchased at the First Closing shall be two and half million dollars ($2,500,000).

          d. On the date of the Second Closing (if any), subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company 2,500 shares of the Company's Series C-2 Preferred Stock and a Series C-2 Warrant entitling the holder thereof to purchase that number of Warrant Shares as is equal to (A) the aggregate stated value of such Series C-2 Preferred Stock divided by (B) the initial Conversion Price of the Series C-2
                -------
Preferred Stock multiplied by (C) twenty percent (20%). The initial Conversion
                ----------
Price for the Series C-2 Preferred Stock shall be equal to the least of (A) eighty percent (80%) of the average Closing Bid Price (as defined below) for the three (3) Trading Days (as defined below) immediately preceding, but not including, the day on which shares of the Series C-2 Preferred Stock are issued,
(B) eighty percent (80%) of the Closing Bid Price on the Trading Day immediately preceding such issuance date and (C) seven and one half dollars ($7.50) (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events). The Exercise Price to be inserted in
Section 1(a) of the Series C-2 Warrant shall be the greater of (A) one hundred fifty percent (150%) of the initial Conversion Price of the Series C-2 Preferred Stock and (B) the Closing Bid Price on the Trading Day immediately preceding the day on which such Series C-2 Warrant is issued and the price to be inserted in
Section 1(c) of the Series C-2 Warrant shall be the greater of (A) seven and one half dollars ($7.50) (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events) and (B) two hundred percent (200%) of such Exercise Price. The aggregate purchase price for the Securities purchased at the Second Closing shall be two and half million dollars ($2,500,000).

     1.2  Form of Payment. At each Closing, the Purchaser shall pay the
          ---------------
aggregate purchase price for the Preferred Shares and Warrant purchased by the Purchaser hereunder at such Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed Preferred Stock certificates and a certificate representing the Warrant purchased by the Purchaser at such Closing, and the Company shall deliver such Preferred Stock certificates and the certificate representing the Warrant purchased by the Purchaser at such Closing against delivery of such aggregate purchase price for such Closing.

     1.3  Certain Definitions. When used herein, the following terms shall have
          -------------------
the respective meanings indicated:

     A.  "Business Day" shall mean any day on which the New York Stock Exchange
          ------------
(the "NYSE") and commercial banks in the city of New York are open for business.
      ----

     B.  "Closing Bid Price" shall mean, with respect to the Common Stock, the
          -----------------
closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Purchaser (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Purchaser, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

     C.   "Closing Trade Price" shall mean, with respect to the Common Stock,
           -------------------
the last sale price reported for the Common Stock on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by the Bloomberg or, if no sale price was reported on such Trading Day by Bloomberg, the last sale price reported by Bloomberg on the Trading Day on which such prices were last reported.

     D.   "Trading Day" shall mean any day on which the Common Stock is
           -----------
purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement, as of the First Closing and as of the Second Closing:

     2.1  Authorization; Enforceability. The Purchaser is duly and validly
          -----------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Securities and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement each constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     2.2  Accredited Investor; Purchase as Principal. The Purchaser is an
          -------------------  ---------------------
accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however, that in making such representation, such Purchaser does not agree to hold any Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     2.3  Information. The Company has provided the Purchaser with information
          -----------
regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by the Purchaser or any of its representatives shall modify, amend or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4  Limitations on Disposition. The Purchaser acknowledges that, except as
          --------------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5  Legend. The Purchaser understands that the certificates representing
          ------
the Securities may bear at issuance a restrictive legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE."

     Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and the Purchaser represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and the Purchaser has delivered
                                     --------
to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

     2.6  No Conflict. The execution, delivery and performance by the Purchaser
          -----------
of this Agreement and the other Transaction Documents (as defined herein) to which it is a party (A) have been approved by all necessary action (corporate or other) on the part of the Purchaser and (B) will not result in (i) any material violation of any provisions of its charter, bylaws or any other governing document in effect on the date hereof, (ii) any material violation of any instrument or contract to which it is a party or by which it is bound, or (iii) the creation of any material lien, charge or encumbrance upon any of its assets.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement, as of the First Closing and as of the Second Closing:

     3.1  Organization, Good Standing and Qualification. Each of the Company and
          ---------------------------------------------
its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or "subsidiaries"
                                                 ----------      ------------
shall mean any entity or entities in which the Company beneficially owns 20% or more of the voting equity thereof.

     3.2  Authorization; Consents. The Company has the requisite corporate power
          -------------  --------
and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement (iii) the Warrants and (iv) all other agreements, documents or other instruments executed and delivered by or on behalf of the Company at each Closing (the instruments described in (i),
(ii), (iii) and (iv) being collectively referred to herein as the "Transaction
                                                                   -----------
Documents"), to execute and file, and perform its obligations under the Articles
---------
of Amendment, to issue and sell Preferred Shares and Warrants to the Purchaser in accordance with the terms hereof and to issue and deliver Conversion Shares in accordance with the terms of the Articles of Amendment and Warrant Shares in accordance with the terms of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (ii) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Articles of Amendment has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market, including, without limitation, such market's continued listing criteria governing issuances of common stock below the current market price thereof, or otherwise).

     3.3  Enforcement. Each of the Transaction Documents constitutes a valid and
          -----------
legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     3.4  Disclosure Documents; Agreements; Financial Statements; Other
          --------------------  ----------  --------------------  -----
Information. The Company has filed with the Commission: (i) the Company's Annual
-----------
Report on Form 10-KSB for the year ended December 31, 1999, (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, (iii) all Current Reports on Form 8-K, if any, and any other reports, required to be filed with the Commission since December 31, 1998 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 2000 Annual Meeting of Stockholders] (collectively, the "Disclosure
                                                             ----------
Documents"). Except as set forth on Schedule 3.4 hereto, the Company is not
---------                           ------------
aware of any event occurring on or prior to each Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and, as of the date of such filing, such Disclosure Document did
 ------------
not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated hereby, by the other Transaction Documents or by the Articles of Amendment, (iii) the Securities or (iv) the ability of the Company to perform its obligations under this Agreement, the other Transaction Documents or the Articles of Amendment (collectively, a "Material Adverse Effect"). Except
                                               -----------------------
as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     3.5  Disclosure. All information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to the Purchaser pursuant to paragraph 2.3 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

     3.6  Capitalization. The capitalization of the Company, including its
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion and exercise of the Preferred Stock and Warrants is set forth on Schedule 3.6
                                                             ------------
hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.6, no shares of the capital stock of the Company are subject
         ------------
to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.6, or as contemplated herein, there are no
                ------------
outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     3.7  Valid Issuance. The Preferred Shares are duly authorized and, when
          --------------
issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in part upon the
                                    ------------
representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Articles of Amendment. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances and (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors, by unanimous vote of the directors in attendance at the meeting at which such matters are considered, which directors constitute a quorum, (i) has determined that the issuance and sale of the Preferred Shares and Warrants hereunder, and the consummation of the transactions contemplated hereby, by the other Transaction Documents and by the Articles of Amendment (including without limitation the issuance of the Conversion Shares upon exercise of the Preferred Shares and the Warrant Shares upon exercise of the Warrants), are in the best interests of the Company and (ii) has approved the issuance of Conversion Shares upon exercise of the Preferred Shares and the issuance of Warrant Shares upon exercise of the Warrants.

     3.8  No Conflict with Other Instruments. Neither the Company nor any of its
          ----------------------------------
subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation or default could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Articles of Amendment and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities.

     3.9  Financial Condition; Taxes; Litigation.
          -------------------  -----  ----------

     3.9.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. There has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

     3.9.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

     3.9.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

     3.9.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.10 Reporting Company; Form S-3. The Company is subject to the reporting
          -----------------  --------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale, in a secondary sale by a selling stockholder, shares of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

     3.11 Acknowledgement of Dilution. The Company acknowledges that the
          ---------------------------
issuance of Conversion Shares or Warrant Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Articles of Amendment and Warrant Shares in accordance with the terms of the Warrants, is unconditional and absolute regardless of the effect of any such dilution.

     3.12 Intellectual Property. The Company and its subsidiaries each has the
          ---------------------
right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

     3.13 Registration Rights; Rights of Participation. Except as described on
          -------------------  -----------------------
Schedule 3.13 hereto, (A) the Company has not granted or agreed to grant to any
-------------
person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by this Agreement or the other Transaction Documents which has not been waived or will not be waived or otherwise satisfied as of the respective Closing Date.

     3.14 Listing on Nasdaq. The Common Stock is listed on the Nasdaq National
          -----------------
Market, and trading in the Common Stock on such market has not been suspended. The Company is, to its knowledge, in full compliance with the continued listing criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by this Agreement or the other Transaction Documents, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq National Market regarding any failure or alleged failure by the Company to comply with such criteria.

     3.15 Solicitation; Other Issuances of Securities. Neither the Company nor
          ------------  -----------------------------
any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Purchaser or the issuance of the Conversion Shares for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. In order to prevent the possible integration of the offer and sale of the Securities with any offering effected subsequent to the respective Closing Date, the Company will not offer or sell any securities during the six
(6) month period following the respective Closing Date; provided, however, that such limitation shall not apply to any securities that are offered or sold (i) pursuant to an employee benefit plan or program duly adopted by the Company and in effect on the date hereof, (ii) pursuant to stock options, warrants or convertible securities outstanding on the date hereof, (iii) any firm-commitment underwritten public offering, (iv) in connection with (a) a strategic investment or (b) a merger or acquisition with an unaffiliated third party which is not effected for the primary purpose of raising equity capital or (v) if such offer and sale would not adversely affect the exemption provided for the offer and sale of the Securities by Regulation D or adversely affect the registration of the Securities in accordance with the provisions of the Registration Rights Agreement.

     3.16 Fees. Except as described on Schedule 3.16 hereto, the Company is not
          ----                         -------------
obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless such Purchaser from and against any claim by any person or entity alleging that such Purchaser is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.17 Regulatory Permits. Each of the Company and its subsidiaries possesses
          ------------------
all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.18 Key Employees. Each person whose name is set forth on Schedule 3.18
          -------------                                         -------------
(each, a "Key Employee") is currently serving in the capacity indicated on such
          ------------
schedule on a full-time basis (except as otherwise noted in such Schedule). The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as described on Schedule 3.18, no
                                                               -------------
Key Employee has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.19 Environment. Except as disclosed in the Disclosure Documents (i) there
          -----------
is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental laws applicable to it now or previously in effect ("Environmental Laws"), other than such violations or infringements that,
  ------------------
individually or in the aggregate, have not had and will not have a Material Adverse Effect.

4.   COVENANTS OF THE COMPANY

     4.1 Corporate Existence. The Company shall, so long as the Purchaser or any
         -------------------
affiliate of the Purchaser beneficially owns any Securities, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

     4.2  Provision of Information. The Company shall, so long as the Purchaser
          ------------------------
or any affiliate of the Purchaser beneficially owns any Securities, provide any the Purchaser with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

     4.3  Form D; Blue-Sky Qualification. To the extent that the Company is
          ------  ----------------------
relying on Regulation D under the Securities Act in selling the Securities to the Purchaser hereunder, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action as is necessary to qualify the Preferred Shares and Warrants for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser at such Purchaser's request.

     4.4  Reporting Status. As long as the Purchaser or any affiliate of the
          ----------------
Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by this Agreement and the other Transaction Documents and to file with the Commission a Form 8-K in the form required by the Exchange Act describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all schedules and exhibits attached to such Form 8-K as an exhibit thereto, in each case on or before the first (1st) Business Day following the date of this Agreement.

     4.5  Reservation of Common Stock. The Company shall at all times following
          ---------------------------
the each Closing Date have authorized and reserved for issuance to the Purchaser pursuant to the Preferred Shares and the Warrants, free from any preemptive rights, a number of shares of Common Stock equal to the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares and exercise of the Warrants (the "Reserved Amount")(in each case assuming that none of the
                      ---------------
limitations set forth herein, in the Articles of Amendment or in the Warrant on such conversion or exercise exist). The Company shall not reduce the Reserved Amount without the Purchaser's prior written consent.

     4.6  Use of Proceeds. The Company shall use the proceeds from the sale of
          ---------------
the Preferred Shares and Warrants for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company, other than any such payment explicitly required or permitted by the terms of this Agreement, the Articles of Amendment or the other Transaction Documents.

     4.7  Quotation on Nasdaq. The Company shall use its reasonable commercial
          -------------------
efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the First Closing. The Company shall file a listing application for the Conversion Shares and Warrant Shares with the Nasdaq National Market on or before the second (2nd) Business Day following the date of this Agreement and shall use its best efforts to cause the Conversion Shares and Warrant Shares to be listed for trading on the Nasdaq National Market as soon as possible.

     4.8  Use of Purchaser Name. Except as may be required by applicable law,
          ---------------------
the Company shall not use, directly or indirectly, the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated (which consent will not be unreasonably withheld) or as otherwise required by applicable law or regulation.

     4.9  Issuance of  Restricted Securities.
          ----------------------------------

     (a) During the period beginning on the First Closing and ending on the date which is twelve (12) months following the First Closing (such period, the A Financing Restriction Period"), the Company shall not issue or agree to issue
----------------------------
or solicit any offer or inquiry with regard to (except issuance pursuant to (i) the Second Closing (if any), (ii) an employee benefit plan or program duly adopted by the Company and in effect on the date hereof, (iii) any options, warrant or convertible securities outstanding on the date hereof, (iv) any firm-commitment underwritten public offerings or (v) any issuance in connection with
(x) a strategic investment or (y) a merger or acquisition, which, in the case of
(x) or (y), is by, with or of an unaffiliated third party and is not effected for the primary purpose of raising equity capital) any equity-like or equity-linked securities of the Company or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company (any such securities, "Restricted Securities")
                                                        ---------------------
unless the Company has satisfied all of the following requirements with respect to such issuance:

          (i) The Company shall have delivered a notice to the Purchaser (the "Transfer Notice"), which notice shall include (A) the terms and number of units
 ---------------
of the Restricted Securities and the consideration per unit which the Company desires to receive for the Restricted Securities (which, in the case where the Company shall have received an offer to purchase such securities other than from the Purchaser (a "Third Party Offer"), shall be the consideration set forth in
                  -----------------
such offer) and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company proposes to transfer said Restricted Securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer);

          (ii) Upon the delivery of the Transfer Notice, the Purchaser shall have an option to purchase all or any part of the Restricted Securities described therein on the terms and conditions described therein (the "Right of
                                                                      --------
First Offer"). Such option shall be exercisable by the Purchaser by service of
-----------
written notice upon the Company within five (5) Business Days of receipt of the Transfer Notice;

          (iii) If the options created in clause (ii) hereof are not exercised by the Purchaser within five (5) Business Days of service of the Transfer Notice, or if such options are exercised only in part, then, within a period of thirty (30) Business Days beginning on the day following the date of expiration of the option period, the Company may issue some or all of the Restricted Securities sought to be issued as to which such options were not exercised, at a price which is not less than one hundred percent (100%) of the price specified in the Transfer Notice and on terms and conditions not less favorable to the Company than those specified in the Transfer Notice.

          (iv)  Notwithstanding the foregoing, the Company shall, at least five
(5) Business Days prior to the issuance of the Restricted Securities pursuant to clause (iii), deliver a notice to the Purchaser (the "Issuance Notice"), which
                                                      ---------------
notice shall include (A) the terms and number of units of the Restricted Securities to be issued and the consideration per unit which the Company will receive for the issuance and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Restricted Securities will be issued. In addition, such Issuance Notice shall also include as exhibits the current drafts of all the transaction documents contemplated in the issuance under clause (iii) and the Company shall provide the Purchaser copies of all subsequent drafts of all the transaction documents.

          (v) Upon the delivery of the Issuance Notice, the Purchaser shall have an option to exchange with the Company all or any portion of the Preferred Shares for securities identical to the Restricted Securities sought to be sold pursuant to clause (iii) on the same terms and conditions as are to be issued to any third party under clause (iii) as if such party were paying a purchase price for such Restricted Securities equal to the aggregate Stated Value of the Preferred Shares being exchanged (the "Exchange Right"). Notwithstanding the
                                        --------------
foregoing, any securities (other than Common Stock) so exchanged for and issued to the Purchaser under this clause (v) shall contain a limitation equivalent to the one contained in Section 5(b) of the Series C-1 Preferred Stock Articles of Amendment with respect to the exercise or conversion of such securities. Such option shall be exercisable by the Purchaser by service of written notice upon the Company within five (5) Business Days of receipt of the Issuance Notice.

     (b) To the extent that the Restricted Securities sought to be sold pursuant to clause (iii) consist of shares of Common Stock, then, in addition to any rights the Purchaser may otherwise be entitled to pursuant to paragraph (a) of this Section 4.9, the

Conversion Prices of the Preferred Shares shall be subject to adjustments in accordance with Section 6(a) of the respective Articles of Amendment.

     (c) Without implication that the contrary would otherwise be true, the Company shall not indirectly accomplish any action which the preceding paragraphs of this Section 4.9 would have otherwise prohibited from being effected directly (e.g., by an asset drop-down to a subsidiary followed by the offering of securities of such subsidiary).

     4.10 Key Employee and Director Transfers. If any Key Employee or director
          -----------------------------------
(in each case, or any member of his/her immediate family or any trust or other entity for the benefit of any member of his/her immediate family or to whom a Key Employee has transferred by gift shares of Common Stock), during the period beginning on the First Closing and ending on the date that is six months after the registration statement required pursuant to the Registration Rights Agreement is declared effective, and while such person is a Key Employee or director, directly or indirectly, offers, sells, transfers, assigns, pledges, or otherwise disposes (except by gift to family members or charitable organizations) of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enter into any agreement, contract, arrangement or
             -------
understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any such Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), then the Conversion Price (as defined in the Articles of
 ------------------
Amendment) applicable to all conversions thereafter shall be reduced by thirty
(30) percent of that amount calculated pursuant to the terms of the Articles of Amendment; provided, however, that following the effective date of such registration statement and prior to the end of the 6-month period following such effective date, without regard to any extension or delay thereof pursuant to paragraph 4(g) of the Articles of Amendment, a Key Employee or director (and all such entities for the benefit of any member of his/her family, collectively) may sell, assign, pledge or otherwise dispose of up to the greater of (i) ten percent (10%) of his or her total holdings as of the First Closing determined in accordance with Section 13(d) of the Exchange Act or (ii) 25,000 shares of Common Stock without triggering the adjustments contained herein.

     4.11 Intentionally Omitted.
          ---------------------

     4.12 Environmental Laws. The Company will take all action necessary in
          ------------------
order to comply with applicable Environmental Laws and agrees to indemnify the Purchaser from and against any loss, claim, damage or expense arising from or in connection with any failure or alleged failure of the Company, or any of its subsidiaries or affiliates, to comply with such laws.

     4.13 No Adverse Action. The Company and its subsidiaries shall refrain,
          -----------------
while any Preferred Shares are outstanding, from taking any action or entering into any arrangement which in any way adversely affects (i) the rights, privileges or benefits available to a holder of Preferred Stock pursuant to the terms of the Articles of Amendment or (ii) the rights, privileges or benefits available to a holder of a Warrant.

     4.14 Outstanding Securities.
          ----------------------

     4.14.1 The Company acknowledges and agrees that the sale and issuance of the Securities by the Company to Purchaser requires adjustments to the conversion prices and exercise prices of the Company's 10% Convertible Promissory Notes, its Series B-2 Convertible Preferred Stock and all warrants issued by the Company and held by the Purchaser (collectively, the "Outstanding
                                                                    -----------
Securities") to the amounts set forth on Schedule 4.14.1 hereto and such
----------
adjustments are effected as of the date hereof or in case of the adjustments due to the Series C-2 Preferred Stock and the Series C-2 Warrant, will be effected as of the Second Closing Date, absent the requirement to make other, unrelated adjustments.

     4.14.2 The Company and the Purchaser hereby agree that if the Company issues or sells after the First Closing any Restricted Securities (other than the Series C-2 Preferred Stock, the Series C-2 Warrant and any Conversion Shares or the Warrant Shares) to the Purchaser at a price effectively equal to or above $2.00 per share of Common Stock (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events), the conversion prices and exercises of the Outstanding Securities will not be adjusted to account for such issuances or sales even if the Purchaser would otherwise be entitled to such adjustments pursuant to the anti-dilution adjustment provisions of the documents evidencing such securities or pursuant to which such securities were issued.

     4.14.3 The Purchaser, as the holder of the Company's Series B-2 Convertible Preferred Stock, no par value, hereby consents to the issuance and sale of the Securities by the Company in accordance with the terms of this Agreement.

     4.15 Intentional Acts or Omissions. The Company shall not intentionally
          -----------------------------
perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

5.   CONDITIONS TO CLOSING.

     5.1 Conditions to Purchaser's Obligations at the First Closing. The
         ----------------------------------------------------------
Purchaser's obligations at the First Closing, including without limitation its obligation to purchase the Series C-1 Preferred Stock and Series C-1 Warrant being purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the First Closing Date:

          5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the First Closing;

          5.1.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the First Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.4 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit D hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

          5.1.5 the Company shall have delivered to the Purchaser duly executed certificates representing the Preferred Shares and Warrant being purchased by the Purchaser;

          5.1.6 the Company shall have executed and delivered the Registration Rights Agreement;

          5.1.7 the Common Stock shall be listed for trading on the Nasdaq National Market and no suspension of trading in the Common Stock on such market shall have occurred and be continuing as of the First Closing;

          5.1.8 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided such Purchaser with reasonable evidence thereof;

          5.1.9 the Company shall have duly filed the Series C-1 Articles of Amendment with the Secretary of State of the State of Colorado and a copy thereof certified by the Secretary of State of the State of Colorado shall have been delivered to the Purchaser and the Series C-1 Articles of Amendment shall not have been amended, modified or rescinded;

          5.1.10 the Company shall have made the adjustments to the conversion prices and exercise prices of the Company's Outstanding Securities called for by the terms of the documents evidencing such Outstanding Securities or pursuant to which such securities were issued in connection with and as a result of the transactions contemplated hereby; and

          5.1.11 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of the Purchaser, any material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.2  Conditions to Purchaser's Obligations at the Second Closing. The
          -----------------------------------------------------------
Purchaser's obligations at the Second Closing, including without limitation its obligation to purchase the Series C-2 Preferred Stock and the Series C-2 Warrant to be purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the Second Closing:

          5.2.1  the First Closing shall have been consummated;

          5.2.2 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Second Closing as if made on the Second Closing;

          5.2.3 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Second Closing;

          5.2.4 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.2 have been fulfilled as of the Second Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.2.5 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of the Second Closing, in substantially the form set forth on Exhibit D hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

          5.2.6 the Company shall have delivered to the Purchaser duly executed certificates representing the Series C-2 Preferred Stock and Warrant to be purchased by the Purchaser at the Second Closing;

          5.2.7 the Registration Statement shall have been declared effective by the SEC and remain continuously effective for fifteen (15) calendar days, and shall be available for use by the Purchaser for the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement), including, without limitation, the Conversion Shares and Warrant Shares issuable upon conversion or exercise of all the Securities purchased at the First Closing, the Conversion Shares and Warrant Shares issuable upon conversion or exercise of all the Securities to be purchased by the Purchaser at the Second Closing, the shares of Common Stock issuable upon the conversion or exercise of the Company's Outstanding Securities, and any other shares of capital stock of the Company issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the foregoing;

          5.2.8 the Common Stock including all the Conversion Shares and Warrant Shares shall be listed for trading on the Nasdaq National Market and no suspension of trading in the Common Stock on such market shall have occurred and be continuing as of the Second Closing;

          5.2.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided such Purchaser with reasonable evidence thereof;

          5.2.10 No Bankruptcy Event (as defined in the Articles of Amendment) shall have occurred;

          5.2.11 the average market capitalization of the Company during the three (3) Trading Days immediately preceding the Second Closing shall be no less than $32,300,000 (proportionately adjusted to the extent of any increase or decrease in the number of shares of Common Stock outstanding from the number of shares of Common Stock outstanding on the date hereof and all other changes in the Company's capitalization);

          5.2.12 the Company shall have duly filed the Series C-2 Articles of Amendment with the Secretary of State of the State of Colorado and a copy thereof certified by the Secretary of State of the State of Colorado shall have been delivered to the Purchaser and the Series C-2 Articles of Amendment shall not have been amended, modified or rescinded; and

          5.2.13 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of the Purchaser, any material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.3 Conditions to Company's Obligations at  the First Closing. The
         ---------------------------------------------------------
Company's obligations at the First Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the First
Closing:

          5.3.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

          5.3.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the First Closing.

     5.4 Conditions to Company's Obligations at  the Second Closing. The
         ----------------------------------------------------------
Company's obligations at the Second Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Second Closing:

          5.4.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date;

          5.4.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Second Closing; and

          5.4.3 the average market capitalization of the Company during the three (3) Trading Days immediately preceding the Second Closing shall be no less than $32,300,000 (proportionately adjusted to the extent of any increase or decrease in the number of shares of Common Stock outstanding from the number of shares of Common Stock outstanding on the date hereof and all other changes in the Company's capitalization);

6.  MISCELLANEOUS.

     6.1 Survival. The representations and warranties made by the parties herein
         --------
shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless the Purchaser for any loss, claim, liability, damage or expense, as incurred by such Purchaser, arising out of or in connection with (a) a breach by the Company of any representation, warranty or agreement made herein or in any other Transaction Document, (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, the Warrants or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or the Articles of Amendment), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement, the Warrants or the Registration Rights Agreement or from a Purchaser's violation of law, or (c) any characterization concerning any Transaction Document or the Articles of Amendment other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of Purchaser rights and remedies under any of the Transaction Documents or the Articles of Amendment (or through a combination) results in a Purchaser acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     6.2  Successors and Assigns. The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of Securities pursuant to Section 2.4, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto; provided, however, that such transferee shall not be deemed a "Purchaser" for purposes of paragraph 4.9 hereof. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by this Agreement or the other Transaction Documents.

     6.3  No Reliance. Each party acknowledges that (i) it has such knowledge in
          -----------
business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

     6.4  Injunctive Relief. The Company acknowledges that a breach by it of its
          -----------------
obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

     6.5  Governing Law; Jurisdiction. This Agreement shall be governed by and
          -------------  ------------
construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under any Transaction Document or the Articles of Amendment or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.6  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     6.7  Headings; Drafting. The headings used in this Agreement are used for
          --------  --------
convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of this Agreement and the other Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

     6.8  Notices. Any notice, demand or request required or permitted to be
          -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy: (303) 295-3584
     Attention:  William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center

    33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to the Purchaser:

     Castle Creek Technology Partners LLC
     77 W. Wacker Drive, Suite 4040
     Chicago, IL 60601
     Telecopy: (312)499-6999
     Attention: Tom Frei

with a copy to:

     Altheimer & Gray
     10 South Wacker Drive Suite 4000
     Chicago, IL 60606
     Telecopy: (312)715-4800
     Attention: John E. Lowe, Esq.

     6.9  Expenses. The Company and the Purchaser each shall pay all costs and
          --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall reimburse the Purchaser at the Closing for all out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred by it in connection with its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents in an amount not to exceed fifty thousand dollars ($50,000).

     6.10 Entire Agreement; Amendments; Waiver. This Agreement and the other
          ----------------  ----------  ------
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser.

                                   * * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By:    /s/ W.R. Cullen
       -----------------------------
Name:  W.R. Cullen
Title: CFO

CASTLE CREEK TECHNOLOGY PARTNERS LLC
By:  Castle Creek Partners, L.L.C.
Its:  Investment Manager


By:    /s/ Tom Frei
       -----------------------------
Name:  Tom Frei
Its:   Managing Director

                                 Schedule 3.4

   Disclosure Documents; Agreements; Financial Statements; Other Information


                                 NO EXCEPTIONS

                                 Schedule 3.6

                                Capitalization

                                                                                                       Series B-2
                                                                                          Common      Convertible
                                                                                          Stock     Preferred Stock
-------------------------------------------------------------------------------------------------------------------
Shares outstanding, February 28, 2001                                                   10,354,473       $  978,000
Total common shares issuable upon exercise or conversion of derivative securities        4,811,990
                                                                                        ---------------------------
Total shares outstanding and subject to derivative securities                           15,166,463       $  978,000
                                                                                        ===========================

DERIVATIVE SECURITIES                                                                                  Number of
---------------------
                                                                                                    Common  Shares
                                                                                                     Issuable Upon
                                                                                          Issue       Exercise or
Holder                                                    Reason of Issuance               Date       Conversion
------------------------------------------------------------------------------------------------------------------------
Castle Creek Technology Partners LLC ***        Series B-2 convertible preferred stock    09/27/00           95,844*
Castle Creek Technology Partners LLC***         10% convertible note payable              08/25/99          248,262*
Warrants and Options-
Castle Creek Technology Partners LLC ***        Series B preferred stock                  02/18/00          171,875
Castle Creek Technology Partners LLC ***        Series B preferred stock                  12/18/99          136,519**
Marshall Capital ***                            Series B preferred stock                  02/18/00          171,875
EBI Securities ***                              IPO underwriter common stock options      05/30/96            1,530
Switchboard, Inc. ***                           Customer acquisition                      08/16/99          150,000
Bresnan Communications Company LP               Customer acquisition                      12/16/98           70,162
Robert Molnar ***                               DCI merger replacement warrant            06/30/99            4,192
Robert Molnar ***                               DCI merger replacement warrant            06/30/99            4,189
Mark Cardello ***                               DCI merger replacement warrant            06/30/99              119
Mark Cardello ***                               DCI merger replacement warrant            06/30/99            1,117
John Cardello ***                               DCI merger replacement warrant            06/30/99              836
1995 and 2000 Company stock option plans                                                  Various         3,755,470
                                                                                                     --------------
Total common shares issuable upon exercise or conversion                                                  4,811,990
                                                                                                     ==============
DERIVATIVE SECURITIES
---------------------

                                                                   Per Share
                                                                  Conversion         Expiration
Holder                                                               Price              Date
-------------------------------------------------------------------------------------------------
Castle Creek Technology Partners LLC ***                                $10.20408            -
Castle Creek Technology Partners LLC***                                     10.07      08/2502
Warrants and Options-
Castle Creek Technology Partners LLC ***                                    3.875*    02/18/05
Castle Creek Technology Partners LLC ***                                   10.264*    08/25/04
Marshall Capital ***                                                        3.875*    02/18/05
EBI Securities ***                                                           8.10     05/30/01
Switchboard, Inc. ***                                                        9.19     06/30/02
Bresnan Communications Company LP                                            8.77     12/16/02
Robert Molnar ***                                                            8.94     12/08/02
Robert Molnar ***                                                            8.94     06/05/03
Mark Cardello ***                                                            8.94     12/08/02
Mark Cardello ***                                                            8.94     06/05/03
John Cardello ***                                                            8.94     06/05/03
1995 and 2000 Company stock option plans                    11.43 (weighted ave.)     Various
Total common shares issuable upon exercise or conversion

                                 Schedule 3.6

Jabber.com Convertible Securities-
Series A preferred stock                                            06/09/00        8,800,000                   1 for 1
Warrant issued to VA Linux ****                                     10/23/00    Up to 100,000   Priced at first funding   06/05/03

Diamond Technology Partners ****       Common stock for $690,000                                          .075 and 1.50   Various
2000 Jabber stock option plan                                       Various         2,358,773              For services
Common stock                                                        Various           912,500

_______________

* Based on current conversion price. Conversion price and warrant exercise price are subject to reset provisions under certain circumstances.
**    The number of shares is subject to change under certain circumstances.
*** Securities have registration rights for the underlying shares of common stock issuable upon conversion or exercise of the derivative securities. All securities subject to registration rights have been registered except for Switchboard, Inc.
****  To be issued at time of first external financing.


                                 Subsidiaries

                                                            Incorporated

     Jabber,com. Inc.                                                 DE

     AccelX BV                                               Netherlands

     Durand Communications, Inc. (Dormant)                            CA
     (Compu-Learning Systems, Inc. is a subsidiary of DCI)

     SkyConncet Acquisition Corporation (Dormant)                     CO

     NeIgnite, Inc. (Dormant)                                         CO

                                Schedule 3.9.1

                              Financial Condition


                                 NO EXCEPTIONS

                                Schedule 3.9.2

                                  Tax Returns


                                 NO EXCEPTIONS

                                Schedule 3.9.3

                           Internal Revenue Service


                                 NO EXCEPTIONS

                                Schedule 3.9.4

                                  Litigation


Webb Interactive is currently the defendant in two legal actions initiated by vendors for collection claims against the Company totalling less than $70,000 in the aggregate. The Company is disputing these claims.

Schedule 3.13

                 Registration Rights; Rights of Participation


As indicated on Schedule 3.6, Switchboard, Inc. has registration rights associated with a warrant to purchase 150,000 shares of Webb common stock. All other securities as indicated on Schedule 3.6 have been registered.

                                 Schedule 3.16

                                     Fees


                                     NONE

                                 Schedule 3.18

                                 Key Employees


Perry Evans, President and Chief Executive Officer

William R. Cullen, Senior Vice President and Chief Financial Officer (1)

Lindly S. Branson, Senior Vice President and General Counsel

Gwenael Hagan, Senior Vice President, International General Manager and Corporate Development

John Batten, Senior Vice President and General Manager AccelX Solutions

Susan Dalton, Senior Vice President Engineering and Operations - AccelX

Rob Balgley, President and Chief Executive Officer, Jabber.com



(1) Webb Interactive has loaned Mr. Cullen $165,827. The note is unsecured and specifies an annual interest rate of 8%

                                Schedule 4.14.1

                         Capitalization Post Financing

                                                 Conversion or   Shares/Face   Expiration                 Conversion or
                                                 Exercise Price  Value         Date         Shares        Exercise Price    Shares
------------------------------------------------------------------------------------------------------------------------------------
Common shares outstanding February 28, 2001                                                 10,354,473                    10,354,473

Pro forma issuance of stock- Feb-01              $    2.50       2,500,000                   1,000,000      $   2.50       1,000,000

Derivative securities-

 10% convertible note payable (1)                $   10.07       2,654,110                     263,566      $   2.50       1,061,644
 Series B-2 preferred stock (1)                  $10.20408         978,000                      95,844      $   2.50         391,200
Warrants and Options-

 20% warrant coverage on private placement-Feb 01$    3.75         500,000                     500,000      $   3.75         500,000

 Castle Creek (2)                                $   3.875         171,875        02/18/05     171,875      $3.75374         171,875
 Castle Creek (1)                                $  10.264         136,519        08/25/04     136,519      $ 9.3343         150,116
 Mashall Capital (2)                             $   3.875         171,875        02/18/05     171,875      $3.75374         171,875
 Switchboard                                     $    9.19         150,000        06/30/02     150,000      $   9.19         150,000
 Bresnan common stock warrant                    $    8.77          70,162        12/16/02      70,162      $   8.77          70,162
 Robert Molnar                                   $    8.94           4,192        12/08/02       4,192      $   8.94           4,192
 Robert Molnar                                   $    8.94           4,189        06/05/03       4,189      $   8.94           4,189
 IPO underwriter common stock options            $    8.10           1,530        05/30/01       1,530      $   8.10           1,530
 Mark Cardello                                   $    8.94           1,117        06/05/03       1,117      $   8.94           1,117
 John Cardello                                   $    8.94             836        06/05/03         836      $   8.94             836
 Mark Cardello                                   $    8.94             119        12/08/02         119      $   8.94             119

 1995 and 2000 Company stock option plans        $   11.43(WA)   3,755,470   Various         3,755,470      $   11.43(WA)  3,755,470
Total common share outstanding after private placement, fully diluted                       16,681,767                    17,788,798

(1) Per share price is reset to per share price of private placement.
(2) Exercise price is reset to market every 90 days.

EXHIBIT A-1
to Securities Purchase Agreement

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                               Issue Date: February____, 2001
500,000 Shares
-------

                        WEBB INTERACTIVE SERVICES, INC.

                       WARRANT TO PURCHASE COMMON STOCK

     THIS CERTIFIES that Castle Creek Technology Partners LLC or any subsequent holder hereof (the "Holder"), has the right to purchase from WEBB INTERACTIVE
                    ------
SERVICES, INC., a Colorado corporation (the "Company"), up to 500,000 fully paid
                                             -------
and nonassessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided herein, at a price equal to
 ------------
the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern
                                   ----------
time, on the date that is the third (3rd) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued, and all rights hereunder shall be,
 ---------------
subject to all of the conditions, limitations and provisions set forth herein and in the related Securities Purchase Agreement by and between the Company and the Holder (the "Securities Purchase Agreement"). Capitalized terms used herein
                 -----------------------------
and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Articles of Amendment to the Company's Articles of Incorporation relating to the Series C-1 Preferred Stock ("Series C-
                                                                       --------
1 Preferred Stock Articles of Amendment").
---------------------------------------

     1. Exercise.

          (a)  Right to Exercise; Exercise Price. The Holder shall have the
               -----------------  --------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by
the Holder in connection with the exercise of this Warrant shall initially be $3.75 per share, subject to adjustment for the events specified in Section 6 below.

          (b)  Exercise Notice. In order to exercise this Warrant, the Holder
               ---------------
shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the notice
                           -------------
of exercise in the form attached hereto as Exhibit A (the "Exercise Notice")
                                                           ---------------
stating the number of Warrant Shares as to which such exercise applies and the calculation therefor. As used herein, "Business Day" shall mean any day on which
                                       ------------
the New York Stock Exchange (the "NYSE") and commercial banks in the city of New
                                  ----
York are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

          (c)  Early Expiration. In the event that following the one hundred
               ----------------
eightieth-day anniversary of the Issue Date, the Closing Bid Price (as defined in the Securities Purchase Agreement) of the Common Stock during any period of ten (10) consecutive Trading Days is equal to or greater than $7.50 (subject to adjustment as provided herein) (an "Expiration Trigger Event"), the Company may
                                    ------------------------
deliver to the Holder, within five (5) business days following the occurrence of an Expiration Trigger Event, and as long as each of the Resale Conditions (as defined below) have been satisfied, a written notice to such effect (a "Expiration Notice") and this Warrant shall expire on the date (the "Early
 -----------------                                                   -----
Expiration Date") which is thirty (30) Trading Days following the business day
---------------
on which such Expiration Notice is delivered to the Holder, provided, however, that if the Holder is prevented from exercising all or any part of this Warrant during such thirty (30) Trading Days as a result of the limitations set forth in Section 4 hereof, then with respect to the portion of the Warrant that can not be so exercised, the Early Expiration Date shall be extended until twenty
(20) Business Days after such portion of the Warrant can be exercised in its entirety. The "Resale Conditions" are as follows: (I) either (A) the
               -----------------
Registration Statement (as defined in the Registration Rights Agreement between the Company and the Holder) relating to the resale of the Warrant Shares has been declared effective and, during the period of thirty five (35) Trading Days immediately preceding the Early Expiration Date (the "Early Expiration Period"),
                                                      -----------------------
has been available for the resale of (i) all of the Warrant Shares into which this Warrant is exercisable and (ii) all of the Conversion Shares issuable upon conversion of the Preferred Shares (each as defined in the Series C-1 Preferred Stock Articles of Amendment)(assuming the minimum applicable Conversion Price and Exercise Price and that no conditions to or limitations on the conversion of the Preferred Shares or exercise of the Warrants then exist) or (B) on each Trading Day of the Early Expiration Period, such Warrant Shares may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended and (II) no Mandatory Redemption Event (as defined in the Series C-1 Preferred Stock Articles of Amendment) (or an event or circumstance that with the passage of time would constitute a Mandatory Redemption Event) has occurred and is continuing at any time during the Early Expiration Period. Notwithstanding the foregoing, the Holder may exercise all or any part of this Warrant at the then effective Exercise Price by delivering an Exercise Notice to the Company at any time prior to the Early Expiration Date.

          (d) Cancellation of Warrant. This Warrant shall be canceled upon its
              -----------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2. Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise

Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement) and such Holder represents in writing to the Company that such Warrant Shares (i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3. Failure to Deliver Warrant Shares.

     (a) Exercise Default. In the event that, as a result of any action or
         ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)  Buy-in. Nothing herein shall limit a Holder's right to pursue actual
          ------
damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)  Reduction of Exercise Price. In the event that, as a result of any
          ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

     (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
          ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

   4.Exercise Limitations.

     Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     5. Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

          (a) Cash Exercise: by delivery of immediately available funds.

          (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                     Y  x  (A  --  B)
          X    =     ----------------
                          A

where:    X = the number of Warrant Shares to be issued to the Holder.

          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

          A = the average of the Closing Trade Prices (as defined in the Securities Purchase Agreement) of the Common Stock five (5) Trading Days immediately prior Exercise Date. for the to (but not including) the

          B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement (as defined in the Registration Rights Agreement) that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6. Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Intentionally Omitted.

     (b)  Intentionally Omitted.

     (c)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Major Transactions. If the Company shall consolidate or merge with any
          ------------------
other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any such other reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                       -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"),
                                            -------------------------------
to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the exercise payment in cash hereunder) but in no event shall such amount exceed the Black Scholes value of the Warrant as of the Issue Date as determined by the Company's Auditors, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is
                                                      -------------------
issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily dollar trading volume of the Exchange Securities during the one hundred eighty (180) day period ending on the date on which such transaction is publicly disclosed is greater than One Million Dollars ($1,000,000.00) per day as reported by Bloomberg, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%), and (d) the market capitalization of the issuer of the Exchange Securities is not less than One hundred Million Dollars ($100,000,000.00) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company
                                                                      -------
Transaction"), the provisions of clause (ii) of the second preceding sentence
-----------
shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the "Measurement Period"): (a) the Common Stock remains
                          ------------------
publicly traded during the period, (b) the average daily dollar trading volume of the Common Stock is greater than One Million Dollars ($1,000,000.00), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than fifty percent (50%), and (d) the market capitalization of the Company is not less than One Hundred Million Dollars ($100,000,000.00) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a
                               ---------------------------
Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be the amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the Closing Trade Price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     (f)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of this
Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7. Fractional Interests.

      No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8. Transfer of this Warrant.

      The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.  Benefits of this Warrant.

      Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10. Loss, theft, destruction or mutilation of Warrant.

      Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11. Notice or Demands.

      Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy:  (303)295-3584

     Attention:  William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12. Applicable Law.

      This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Illinois, without giving effect to conflict of law provisions thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the [ ] day of February, 2001.


                         WEBB INTERACTIVE SERVICES, INC.


                         By: ________________________________
                            Name:
                            Title:

EXHIBIT A
---------



                                EXERCISE NOTICE

     The undersigned Holder hereby irrevocably exercises the right to purchase ___ of the shares of Common Stock ("Warrant Shares") of WEBB INTERACTIVE
                                    --------------
SERVICES, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized
                                                       -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

          ______ a Cashless Exercise with respect to _________________ Warrant Shares.

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________


____________________________________
   Name of Registered Holder


By:  _______________________________
  Name:
  Title:

EXHIBIT B
----------


                                TRANSFER NOTICE

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of WEBB INTERACTIVE SERVICES, INC. evidenced by the attached Warrant.

Date: ______________________

____________________________________
  Name of Registered Holder


By:    _______________________________
Name:
Title:


Transferee Name and Address:

____________________________________

____________________________________

____________________________________

EXHIBIT A-2
to Securities Purchase Agreement

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                              Issue Date: _____ ____, 2001
________________Shares


                        WEBB INTERACTIVE SERVICES, INC.

                       WARRANT TO PURCHASE COMMON STOCK


     THIS CERTIFIES that Castle Creek Technology Partners LLC or any subsequent holder hereof (the "Holder"), has the right to purchase from WEBB INTERACTIVE
                    ------
SERVICES, INC., a Colorado corporation (the "Company"), up to _______ fully paid
                                             -------
and nonassessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided herein, at a price equal to
 ------------
the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern
                                   ----------
time, on the date that is the third (3rd) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued, and all rights hereunder shall be,
 ---------------
subject to all of the conditions, limitations and provisions set forth herein and in the related Securities Purchase Agreement by and between the Company and the Holder (the "Securities Purchase Agreement"). Capitalized terms used herein
                 -----------------------------
and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Articles of Amendment to the Company's Articles of Incorporation relating to the Series C-2 Preferred Stock ("Series C-
                                                                       --------
2 Preferred Stock Articles of Amendment").
---------------------------------------

     1. Exercise.

               (a)  Right to Exercise; Exercise Price. The Holder shall have the
                    ---------------------------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by
the Holder in connection with the exercise of this Warrant shall initially be $_____ per share, subject to adjustment for the events specified in Section 6 below.

          (b)  Exercise Notice. In order to exercise this Warrant, the Holder
               ---------------
shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the notice
                           -------------
of exercise in the form attached hereto as Exhibit A (the "Exercise Notice")
                                                           ---------------
stating the number of Warrant Shares as to which such exercise applies and the calculation therefor. As used herein, "Business Day" shall mean any day on which
                                       ------------
the New York Stock Exchange (the "NYSE") and commercial banks in the city of New
                                  ----
York are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

          (c)  Early Expiration. In the event that following the one hundred
               ----------------
eightieth-day anniversary of the Issue Date, the Closing Bid Price (as defined in the Securities Purchase Agreement) of the Common Stock during any period of ten (10) consecutive Trading Days is equal to or greater than $_________ (subject to adjustment as provided herein) (an "Expiration Trigger Event"), the
                                                ------------------------
Company may deliver to the Holder, within five (5) business days following the occurrence of an Expiration Trigger Event, and as long as each of the Resale Conditions (as defined below) have been satisfied, a written notice to such effect (a "Expiration Notice") and this Warrant shall expire on the date (the
           -----------------
"Early Expiration Date") which is thirty (30) Trading Days following the
 ---------------------
business day on which such Expiration Notice is delivered to the Holder, provided, however, that if the Holder is prevented from exercising all or any part of this Warrant during such thirty (30) Trading Days as a result of the limitations set forth in Section 4 hereof, then with respect to the portion of the Warrant that can not be so exercised, the Early Expiration Date shall be extended until twenty (20) Business Days after such portion of the Warrant can be exercised in its entirety. The "Resale Conditions" are as follows: (I) either
                                   -----------------
(A) the Registration Statement (as defined in the Registration Rights Agreement between the Company and the Holder) relating to the resale of the Warrant Shares has been declared effective and, during the period of thirty five (35) Trading Days immediately preceding the Early Expiration Date (the "Early Expiration
                                                           ----------------
Period"), has been available for the resale of (i) all of the Warrant Shares
------
into which this Warrant is exercisable and (ii) all of the Conversion Shares issuable upon conversion of the Preferred Shares (each as defined in the Series C-2 Preferred Stock Articles of Amendment)(assuming the minimum applicable Conversion Price and Exercise Price and that no conditions to or limitations on the conversion of the Preferred Shares or exercise of the Warrants then exist) or (B) on each Trading Day of the Early Expiration Period, such Warrant Shares may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended and (II) no Mandatory Redemption Event (as defined in the Series C-2 Preferred Stock Articles of Amendment) (or an event or circumstance that with the passage of time would constitute a Mandatory Redemption Event) has occurred and is continuing at any time during the Early Expiration Period. Notwithstanding the foregoing, the Holder may exercise all or any part of this Warrant at the then effective Exercise Price by delivering an Exercise Notice to the Company at any time prior to the Early Expiration Date.

          (d)  Cancellation of Warrant. This Warrant shall be canceled upon its
               -----------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2.   Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise

Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement) and such Holder represents in writing to the Company that such Warrant Shares (i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3.   Failure to Deliver Warrant Shares.

     (a)  Exercise Default. In the event that, as a result of any action or
          ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)  Buy-in. Nothing herein shall limit a Holder's right to pursue actual
          ------
damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)  Reduction of Exercise Price. In the event that, as a result of any
          ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

     (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
          ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4.   Exercise Limitations.

     Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     5.   Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

               (a)  Cash Exercise: by delivery of immediately available funds.

               (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:


                         Y  x  (A  --  B)
               X     =   ----------------
                                A

where:         X = the number of Warrant Shares to be issued to the Holder.

               Y = the number of Warrant Shares with respect to which this
                   Warrant is being exercised.

               A = the average of the Closing Trade Prices (as defined in the
                   Securities Purchase Agreement) of the Common Stock for the to five (5) Trading Days immediately prior (but not including) the Exercise Date.

               B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement (as defined in the Registration Rights Agreement) that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6.   Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Intentionally Omitted.

     (b)  Intentionally Omitted.

     (c)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Major Transactions. If the Company shall consolidate or merge with any
          ------------------
other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any such other reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                       -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"),
                                            -------------------------------
to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the exercise payment in cash hereunder) but in no event shall such amount exceed the Black Scholes value of the Warrant as of the Issue Date as determined by the Company's Auditors, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is
                                                      -------------------
issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily dollar trading volume of the Exchange Securities during the one hundred eighty (180) day period ending on the date on which such transaction is publicly disclosed is greater than One Million Dollars ($1,000,000.00) per day as reported by Bloomberg, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%), and (d) the market capitalization of the issuer of the Exchange Securities is not less than One hundred Million Dollars ($100,000,000.00) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company
                                                                      -------
Transaction"), the provisions of clause (ii) of the second preceding sentence
-----------
shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the "Measurement Period"): (a) the Common Stock remains
                          ------------------
publicly traded during the period, (b) the average daily dollar trading volume of the Common Stock is greater than One Million Dollars ($1,000,000.00), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than fifty percent (50%), and (d) the market capitalization of the Company is not less than One Hundred Million Dollars ($100,000,000.00) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a
                               ---------------------------
Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be the amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the Closing Trade Price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     (f)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of this
Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7.   Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8.   Transfer of this Warrant.

     The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.   Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

    10.   Loss, theft, destruction or mutilation of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11.  Notice or Demands.

     Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy:  (303)295-3584

     Attention: William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12.  Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Illinois, without giving effect to conflict of law provisions thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the [ ] day of _______, 2001.


                                   WEBB INTERACTIVE SERVICES, INC.


                                   By:   ________________________________
                                   Name:
                                   Title:

EXHIBIT A
---------

                                EXERCISE NOTICE

     The undersigned Holder hereby irrevocably exercises the right to purchase ___ of the shares of Common Stock ("Warrant Shares") of WEBB INTERACTIVE
                                    --------------
SERVICES, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized
                                                       -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

     ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

     ______ a Cashless Exercise with respect to _________________ Warrant
Shares.

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________


____________________________________
   Name of Registered Holder


By:_______________________________
   Name:
   Title:

EXHIBIT B
---------

                                TRANSFER NOTICE

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of WEBB INTERACTIVE SERVICES, INC. evidenced by the attached Warrant.

Date: ______________________


____________________________________
  Name of Registered Holder


By: _______________________________
Name:
Title:


Transferee Name and Address:


____________________________________

____________________________________

____________________________________

EXHIBIT B-1
to Securities Purchase Agreement


                             ARTICLES OF AMENDMENT


                                    to the

                           ARTICLES OF INCORPORATION


                                      of


                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act


     WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the

"Corporation"), hereby amends its Articles of Incorporation by adopting these
 -----------
Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

     1. The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

     2. The Corporation's Board of Directors duly adopted these Articles of Amendment on February 22, 2001.

     3. These Articles of Amendment hereby amend Article [ IV] of the Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:

[11]. SERIES C-1  CONVERTIBLE PREFERRED STOCK

1. DESIGNATION AND AMOUNT

     The designation of this series, which consists of Two Thousand Five Hundred (2,500) shares of Preferred Stock, is the "Series C-1 Convertible Preferred Stock" (the "Series C-1 Preferred Stock") and the face amount of each share of
             --------------------------
Series C-1 Preferred Stock (each, a "Preferred Share" and collectively, the
                                     ---------------
"Preferred Shares") shall be One Thousand Dollars ($1,000) per Preferred Share
 ----------------
(the "Stated Value"). The date on which the Preferred Shares are issued and
      ------------
sold, together with the Series C-1 Warrant (the

"Warrant"), pursuant to the Securities Purchase Agreement, dated February __,
 -------
2001, between the Corporation and Castle Creek Technology Partners LLC (the "Securities Purchase Agreement") is referred to herein as the "Issue Date". The
 -----------------------------                                 ----------
Corporation has agreed to register the shares of Corporation's Common Stock, no par value (the "Common Stock") issuable upon the conversion of the Preferred
                ------------
Shares, pursuant to a Registration Rights Agreement (the "Registration Rights
                                                          -------------------
Agreement"). The holders of Preferred Shares are each referred to as a "Holder"
---------
and, collectively, as the "Holders".
                           -------

2. DIVIDENDS.

The Series C-1 Preferred Stock will not bear dividends.

3. PRIORITY

     (a)  Payment upon Dissolution.
          ------------------------

          (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii)   The "Liquidation Preference" with respect to a Preferred Share
                      ----------------------
shall mean an amount equal to the Stated Value of such Preferred Share. "Junior
                                                                         ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities. "Pari Passu
                                                                      ----------
Securities" shall mean any securities ranking by their terms pari passu with the
----------
Series C-1 Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed by
              -----------------
the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series C-1 Preferred Stock in respect of redemption or distribution upon liquidation.

4. CONVERSION.

     (a)  Right to Convert. Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Common Stock as is determined in
                    -----------------
accordance with the terms hereof (a "Conversion").
                                     ----------

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to
Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3rd Business Day being referred to herein as the "Disputed Share Calculation Date"). Such
                                     -------------------------------
accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------  ----------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the Conversion Date.

          (B)    "Conversion Price" with respect to the Preferred Shares shall
                  ----------------
initially be two and half dollars ($2.50). The Conversion Price shall be subject to adjustment for any stock splits, combinations, stock dividends, reclassifications or other events as provided in Section 6 hereof and as otherwise provided in these Articles of Amendment.

     (d)  Certain Definitions.
          -------------------

          (i)    "Business Day" means any day on which the New York Stock
                  ------------
Exchange and commercial banks located in the City of New York are open for business.

          (ii)   "Closing Bid Price" means, with respect to the Common Stock,
                  -----------------
the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting
                                                           --------------------
Entity"). If the Closing Bid Price cannot be calculated for such security on any
------
of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by a majority in Stated Value of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

          (iii)  "Effective Date" means the day on which the Registration
                  --------------
Statement (as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission.

          (iv)   "Market Price" means the average Closing Bid Price for the
                  ------------
Common Stock occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation.

          (v)    "Trading Day" means any day on which the Common Stock is
                  -----------
purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e)  Delivery of Conversion Shares. Upon receipt of a Conversion Notice
          -----------------------------
from a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (such Business Day being referred to herein as a "Delivery Date"), issue and deliver
                                            -------------
or cause to be delivered to such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent") participates in the Depository
                                --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                                                                   ----
crediting the account of such Holder or its nominee at DTC (as specified in Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule
                                                                          ----
144"), or (C) such shares can be sold pursuant to Rule 144(k) under Securities
---
Act of 1933, as amended (the "Securities Act"), or any successor rule or
                              --------------
provision.

     (f)  Failure to Deliver Conversion Shares.
          ------------------------------------

          (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to deliver
                           ------------------
certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the

"Conversion Default Date"), the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) "N" multiplied by (ii) the
  ---------------------------                            ----------
aggregate Stated Value of the Preferred Shares which are the subject of such Conversion Default multiplied by (iii) one percent (1%), where "N" equals the
                   ----------
number of days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such Conversion Shares are issued and delivered to such Holder, (ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A),
(B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10th) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice")
                                                            -----------------
delivered to the Corporation on such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity. On the second anniversary of the Issue Date
          ----------------------
(the "Maturity Date"), all Preferred Shares then held by the Holders (and with
      -------------
respect to which a Holder has not submitted a Notice of Conversion) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in
                                      -------
effect (a "Conversion at Maturity"); provided, however, that if, on the Maturity
           ----------------------
Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on the Nasdaq National Market, (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing,
(iv) the conversion of a Holder's Preferred Shares pursuant to the Conversion at Maturity would violate the provisions of Section 5 below (provided, however, that in such event the Conversion at Maturity would apply solely to those Preferred Shares the conversion of which would not violate Section 5 as of the Maturity Date and provided, further, that the determination on the Maturity Date of a Holder's beneficial ownership of Common Stock pursuant to paragraph 5(b) above shall exclude any shares of Common Stock acquired by such Holder otherwise than pursuant to the conversion or exercise of securities owned by such Holder outstanding on the date hereof), or (v) the Registration Statement (as defined in the Registration Rights Agreement) is not effective and available for the resale of all Conversion Shares and Warrant Shares issuable on the Maturity Date upon the conversion or exercise of all Preferred Shares and Warrants then outstanding (without regard to any limitations on such conversion or exercise), each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares (which, in the circumstances described in clause (iv) above, would comprise the Preferred Shares not converted pursuant to the proviso of clause (iv)), including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii), (iii), (iv), or (v) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of these Articles of Amendment. In the event that the Registration Statement (as defined in the Registration Rights Agreement) has not been effective and available to each Holder for the resale of the maximum number of Conversion Shares and Warrant Shares issuable upon conversion or exercise of such Holder's Preferred Shares and Warrants, respectively (without regard to any limitations on such conversion or exercise), for any period or periods on or after the Effective Date and before the Maturity Date (collectively, a "Blackout Period"), the Maturity
                                               ---------------
Date shall be delayed for a period of days equal to the Blackout Period. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.   CONVERSION LIMITATIONS.

     (a) In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which, the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares and all prior exercises of the Warrants, to the extent the issuance of the Warrants is deemed to constitute issuance of a security exchangeable for the Common Stock at a price less than the greater of book or market value for purposes of Nasdaq Marketplace Rule 4350, by the Holders thereof, would exceed the maximum number of shares of Common Stock issuable by the Corporation without Stockholder Approval (as defined below) in compliance with the continued listing requirements of the Nasdaq National Market to the extent such requirements are applicable to the Corporation (the "Cap Amount");
                                                                  ----------
provided, however, if and whenever any Holder's Cap Allocation Amount (as defined below) represents less than one hundred and seventy-five percent (175%) of (A) the number of Conversion Shares into which the Preferred Shares then held by such Holder are convertible or exercisable at the Conversion Price then in effect (without regard to any restrictions or limitations on such conversion) plus (B) the number of Conversion Shares into which such Holder has previously
----
converted Preferred Shares or such Holder's ability to convert all or any portion of the Preferred Shares owned by such Holder is otherwise limited as a result of such Cap Amount, the Corporation shall seek such Stockholder Approval by means of a special meeting of stockholders to be held as soon as practicable following the first (1st) Business Day upon which such Holder's ability to convert all or any portion of the Preferred Shares is so limited, but in any case within ninety (90) days following such first Business Day, and the Corporation shall recommend such approval to its stockholders at such special meeting. To the extent any Holder's ability to convert all or any portion of the Preferred Shares is limited by such requirements of Nasdaq National Market and until the Stockholder Approval is obtained, no Holder shall be issued, upon Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap Amount times (B) a fraction, the numerator of which is the number of Preferred Shares held by the Holder and the denominator of which is the aggregate amount of all of the Preferred Shares with respect to which the Cap Amount applies (the "Cap Allocation Amount"). In the event that
                                   ---------------------
any Holder shall sell or otherwise transfer any of its Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Cap Allocation Amount. In the event that any Holder converts all of such Holder's Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Cap

Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder. For purposes of these Articles of Amendments, "Stockholder Approval"
                                                       --------------------
means authorization by the stockholders of the Corporation of the issuance of shares of Common Stock upon conversion of the Preferred Shares pursuant to the terms hereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Cap Amount and for all other purposes.

     (b) Notwithstanding anything to the contrary contained herein, each Preferred Share shall not be convertible into Common Stock by the Holder to the extent (but only to the extent) that, if convertible by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 5(b), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of the Preferred Shares that the limitations contained in this Section 5(b) shall apply to each successive Holder. The restriction contained in this Section 5(b) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holders of a majority of the outstanding Preferred Shares approve such alteration, amendment, deletion or change.

6.   ADJUSTMENTS TO CONVERSION PRICE

          (a)  Adjustment to Conversion Price upon Issuance of Common Stock.
               ------------------------------------------------------------

               (i) Dilutive Issuance If and whenever after the Issue Date of the Preferred Shares but prior to the Conversion of all of the Preferred Shares, the Corporation issues or sells, or in accordance with Section 6(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share (the "Issue Price") less than the current Market Price thereof at the time of such
 -----------
issuance (a "Dilutive Issuance"), then effective immediately upon such Dilutive
             -----------------
Issuance, the Conversion Price will be adjusted (lower only) in accordance with the following formula:


                         O  +  P/C
          C'   =    C x  -----------
                           CSDO

          where:

          C'   =    the adjusted Conversion Price
          C    =    the Conversion Price in effect prior to Issuance; the
                    Dilutive

          O    =    the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
          P    =    the aggregate consideration, calculated as set forth in
                    Section 6(b) hereof, received by the Company upon such Dilutive Issuance; and
          CSDO =    the total number of shares of Common Stock Deemed
                    Outstanding (as herein defined) immediately after the Dilutive Issuance.

          "Common Stock Deemed Outstanding" shall mean the number of shares of
           -------------------------------
Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by
                              ----
Section 6(b)(i) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 6(b)(ii) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

          (ii) Issuance of Common Stock at Less Than Conversion Price Notwithstanding paragraph (i) of this Section 6(a), if and whenever after the Issue Date of the Preferred Shares but prior to the Conversion of all of the Preferred Shares, the Corporation issues or sells any shares of Common Stock for no consideration (other than a stock split or stock dividend) or at an Issue Price per share less than the current Conversion Price otherwise in effect on the date of such issuance, then effective immediately upon such issuance, the Conversion Price shall be reduced to the lower of (x) the amount determined in accordance with paragraph (i) above and (y) such Issue Price.

Notwithstanding the foregoing, in no event shall any adjustment pursuant to this
Section 6(a) result in a Conversion Price that exceeds the Conversion Price that would otherwise apply in the absence of such adjustment.

     (b)  Effect on Conversion Price of Certain Events. For purposes of
          --------------------------------------------
determining the adjusted Conversion Price under Section 6(a) hereof, the following will apply:

          (i) Issuance of Rights or Options. If, after the date hereof, the Corporation in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities")(such warrants, rights and options to
               ----------------------
purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is purchasable or
--------
issuable upon the exercise of such Options is less than
the Conversion Price (as then in effect) on the date of issuance of such Option or direct stock grant ("Below Market Options"), then the maximum total number of
                        --------------------
shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Conversion Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

          (ii) Issuance of Convertible Securities.

          (A) If the Corporation in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 6(b)(ii)(B) if applicable) is less than the applicable Conversion Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Conversion Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

          (B) If the Corporation in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio

(a "Variable Rate Convertible Security"), then the price per share for which
    ----------------------------------
Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 6(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Market Price on the date of issuance of such Convertible Security (the "Assumed Variable
                                                           ----------------
Market Price").
------------

          (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at such time shall be adjusted to the Conversion Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

          (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of these Articles of Amendment will be the amount received by the Corporation therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

          (vi) Dilutive Issuance through Subsidiaries. If and whenever after the Issue Date, Jabber.com, Inc., a subsidiary of the Corporation, issues or sells, or takes any action whereby if it were the Corporation would be deemed in accordance with Section 6(b) hereof to have issued or sold, any equity securities of it in connection with an equity investment therein and the Closing Trading Price (as defined in the Securities Purchase Agreement) of the Corporation on the date of such issuance or sale is equal to or less than two dollars ($2.00) (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events) and the Corporation has less than five million dollars ($5,000,000) in cash and cash equivalents (except in the case of (x) any issuance in connection with a strategic investment, (y) any issuance in connection with a merger or acquisition, which, in the case of (x) or (y), is by, with or of an unaffiliated third party and is not effected for the primary purpose of raising equity capital, or (z) sale of such equity securities to venture capital investors), then immediately thereafter the Conversion Price of the Preferred Shares then in effect shall be adjusted (lower only) to be equal to such Closing Trading Price. Notwithstanding the foregoing, if pursuant to other provisions of these Articles of Amendment the Conversion Price of the Preferred Shares would be a lower price than calculated pursuant to this paragraph (vi), then the provisions of this paragraph (vi) shall not apply.

     (c)  Subdivision or Combination of Common Stock. If the Corporation, at any
          ------------------------------------------
time after the Issue Date of the Preferred Shares, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation, at any time after the Issue Date of the Preferred Shares, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionally increased.

     (d)  Adjustment Due to Merger, Consolidation, Etc. If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the
                                ----------------------
Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have
                         ---------------------
the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and
                                                       ---------------
makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (e)  Distribution of Assets. If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
 ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (f)  Adjustment Due to Major Announcement. If the Corporation (i) makes a
          ------------------------------------
public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major
                         ------------------
Announcement is made, the "Announcement Date"), then, in the event that a Holder
                           -----------------
seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lowest of (x) the Conversion Price in effect on the Announcement Date, (y) the Market Price on the Announcement Date and (z) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed
                        ----------------
transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Conversion Price, then, and in each such case, the Corporation shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease in the number of Conversion Shares issuable upon conversion, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation. If the Corporation takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Preferred Stock, and if the provisions of this Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Corporation shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Conversion Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Corporation shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
          -------------

          (i) the Corporation shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Corporation shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Corporation, or reclassification of the Common Stock, or consolidation or merger of the Corporation with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give to the Holder (a) notice of the date on which the books of the Corporation shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Corporation's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     (i)  Adjustment Pursuant to Other Agreements. In addition to and without
          ---------------------------------------
limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement and/or by the provisions of the Securities Purchase Agreement.

     (j)  No Fractional Shares. If any adjustment under this Section would
          --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

     (k)  Exceptions to Adjustment of Conversion Price. No adjustment to the
          --------------------------------------------
Conversion Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding as of the Issue Date in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Corporation now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Warrant Shares (as defined in the Securities Purchase Agreement) in accordance with terms of the Warrants issued under the Securities Purchase Agreement; (iv) upon the Conversion of the Preferred Stock; or (v) upon the issuance or sale after the Issue Date of any securities by the Corporation to Castle Creek Technology Partners LLC at a price effectively equal to or above $2.00 per share of Common Stock (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events).

7.   REDEMPTION.

     (a)  Mandatory Redemption. In the event that a Mandatory Redemption Event
          --------------------
(as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined
           --------------------
herein). In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the
                                         ---------------------------
Corporation at any time on or before 11:59 p.m. (eastern time) on the third
(3rd) Business Day following the Business Day on which the Mandatory Redemption Event to which such Mandatory Redemption Notice relates is no longer continuing. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such
                           -------------------------
shares to be redeemed.

     (b)  Mandatory Redemption Event. Each of the following events shall be
          --------------------------
deemed a "Mandatory Redemption Event":

          (i) the Corporation fails, as a result of (x) not having a sufficient number of shares of Common Stock authorized and reserved for issuance or (y) for any other reason within the control of the Corporation, to issue shares of Common Stock to a Holder and deliver certificates representing such shares (without any restrictive legend under the circumstances described in paragraph 4(e) hereof) to such Holder as and when required by the provisions hereof upon conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Amendment, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

          (iv) (x) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity or (y) a transaction or series of transactions in which any person acquires control of the Corporation (each a "Change of Control Transaction").
                                             -----------------------------
For purposes hereof, "control" shall mean, with respect to the Corporation, the
                      -------
ability to direct the business, operations or management of the Corporation, whether through an equity interest therein or otherwise;

          (v) the Common Stock is not quoted on the Nasdaq National Market or listed on the New York Stock Exchange, or trading in the Common Stock on such market or exchange is suspended and such suspension is in effect for more than five consecutive (5) Trading Days, and such suspension or failure to be so quoted or listed occurs as a result of any willful action or failure to act on the part of the Corporation; and

          (vi) the Corporation fails to obtain the Stockholder Approval as required by paragraph 5(a) hereof.

     (c)  Mandatory Redemption Price. The "Mandatory Redemption Price" shall be
          --------------------------
equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Trade Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d)  Payment of Mandatory Redemption Price.
          -------------------------------------

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").
                                   ---------------------------------

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the lower of twenty-four percent (24%) or the highest interest rate permitted by applicable law.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right to regain its rights as a Holder of the Series C-1 Preferred Stock and, upon written notice to such effect from the Holder, the Corporation shall return to such Holder the certificates representing the Preferred Shares that were delivered to the Corporation in connection with such Mandatory Redemption; in such event, the Conversion Price otherwise applicable to future Conversions of the Preferred Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continued until the date of such notice; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

8.   MISCELLANEOUS.

     (a)  Transfer of Preferred Shares. Upon notice to the Corporation, a Holder
          ----------------------------
may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices. Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Corporation:

          WEBB Interactive Services, Inc.
          1899 Wynkoop, Suite 600
          Denver, Colorado 80202
          Telecopy:  (303) 295-3584
          Attention: William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.

and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c)  Lost or Stolen Certificate. Upon receipt by the Corporation of
          --------------------------
evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No Voting Rights. Except as provided by applicable law and paragraph
          ----------------
8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e)  Remedies, Characterization, Other Obligations, Breaches and Injunctive
          --------  ----------------  -----------------  -----------------------
Relief. The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f)  Failure or Delay not Waiver. No failure or delay on the part of a
          --------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g)  Protective Provisions.
          ---------------------

     So long as shares of Series C-1 Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series C-1 Preferred Stock:

          (i) alter, change, modify or amend (x) the terms of the Series C-1 Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series C-1 Preferred Stock;

          (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series C-1 Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

          (iii) increase the authorized number of shares of Series C-1 Preferred Stock;

          (iv) re-issue any shares of Series C-1 Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

          (v)   issue any Pari Passu Securities or Senior Securities;

          (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series C-1 Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

          (vii) issue any Series C-1 Preferred Stock except pursuant to the terms of the Securities Purchase Agreement.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series C-1 Preferred Stock agrees to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series C-1 Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series C-1 Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and
                                                      ------------------
the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.

IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the ___ day of February, 2001.

WEBB INTERACTIVE SERVICES, INC.


By:_________________________________
Name:
Title:

EXHIBIT A
---------


                             NOTICE OF CONVERSION


     The undersigned hereby elects to convert shares of Series C-1 Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).
                      ---------------
_____________ (the "Preferred Stock Certificates"), into shares of common stock
                    ----------------------------
("Common Stock") of WEBB INTERACTIVE SERVICES, INC. according to the terms and
  ------------
conditions of the Articles of Amendment relating to the Preferred Stock (the

"Articles of Amendment"), as of the date written below. Capitalized terms used
 ---------------------
herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.


               Date of Conversion:________________________________________

               Number of Shares of Preferred Stock to be Converted:_______

               Applicable Conversion Price:_______________________________

               Number of Shares of Common Stock to be Issued:_____________

               Name of Holder:____________________________________________

               Address:    _______________________________________________
                           _______________________________________________
                           _______________________________________________

               Signature:  _______________________________________________
               Name:
               Title:


Holder Requests Delivery to be made: (check one)

     [  ] By Delivery of Physical Certificates to the Above Address

     [  ] Through Depository Trust Corporation (Account # ________________)

EXHIBIT B-2
to Securities Purchase Agreement


                             ARTICLES OF AMENDMENT


                                    to the

                           ARTICLES OF INCORPORATION


                                      of


                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act


     WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the

"Corporation"), hereby amends its Articles of Incorporation by adopting these
 -----------
Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

     1. The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

     2. The Corporation's Board of Directors duly adopted these Articles of Amendment on ___ _____, 2001.

     3. These Articles of Amendment hereby amend Article [ IV] of the Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:

[12]. SERIES C-2  CONVERTIBLE PREFERRED STOCK

1. DESIGNATION AND AMOUNT

     The designation of this series, which consists of Two Thousand Five Hundred (2,500) shares of Preferred Stock, is the "Series C-2 Convertible Preferred Stock" (the "Series C-2 Preferred Stock") and the face amount of each share of
             --------------------------
Series C-2 Preferred Stock (each, a "Preferred Share" and collectively, the
                                     ---------------
"Preferred Shares") shall be One Thousand Dollars ($1,000) per Preferred Share
 ----------------
(the "Stated Value"). The date on which the Preferred Shares are issued and
      ------------
sold, together with the Series C-2 Warrant (the

"Warrant"), pursuant to the Securities Purchase Agreement, dated February __,
 -------
2001, between the Corporation and Castle Creek Technology Partners LLC (the "Securities Purchase Agreement") is referred to herein as the "Issue Date". The
 -----------------------------                                 ----------
Corporation has agreed to register the shares of Corporation's Common Stock, no par value (the "Common Stock") issuable upon the conversion of the Preferred
                ------------
Shares, pursuant to a Registration Rights Agreement (the "Registration Rights
                                                          -------------------
Agreement"). The holders of Preferred Shares are each referred to as a "Holder"
---------                                                               ------
and, collectively, as the "Holders".
                           -------

2. DIVIDENDS.

The Series C-2 Preferred Stock will not bear dividends.

3. PRIORITY

     (a)  Payment upon Dissolution.
          ------------------------

          (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii) The "Liquidation Preference" with respect to a Preferred Share
                    ----------------------
shall mean an amount equal to the Stated Value of such Preferred Share. "Junior
                                                                         ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities. "Pari Passu
                                                                      ----------
Securities" shall mean any securities ranking by their terms pari passu with the
----------
Series C-2 Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed by
              -----------------
the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series C-2 Preferred Stock in respect of redemption or distribution upon liquidation.

4. CONVERSION.

     (a)  Right to Convert. Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Common Stock as is determined in
                    -----------------
accordance with the terms hereof (a "Conversion").
                                     ----------

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to
Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3rd Business Day being referred to herein as the "Disputed Share Calculation Date"). Such
                                     -------------------------------
accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------  ----------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the Conversion Date.

          (B) "Conversion Price" with respect to the Preferred Shares shall
               ----------------
initially be __________dollars ($______). The Conversion Price shall be subject to adjustment for any stock splits, combinations, stock dividends, reclassifications or other events as provided in Section 6 hereof and as otherwise provided in these Articles of Amendment.

     (d)  Certain Definitions.
          -------------------

          (i)    "Business Day" means any day on which the New York Stock
                  ------------
Exchange and commercial banks located in the City of New York are open for business.

          (ii)   "Closing Bid Price" means, with respect to the Common Stock,
                  -----------------
the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting
                                                           --------------------
Entity"). If the Closing Bid Price cannot be calculated for such security on any
------
of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by a majority in Stated Value of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

          (iii)  "Effective Date" means the day on which the Registration
                  --------------
Statement (as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission.

          (iv)   "Market Price" means the average Closing Bid Price for the
                  ------------
Common Stock occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation.

          (v)    "Trading Day" means any day on which the Common Stock is
                  -----------
purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e) Delivery of Conversion Shares. Upon receipt of a Conversion Notice from
         -----------------------------
a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (such Business Day being referred to herein as a "Delivery Date"), issue and deliver or cause to be
                               -------------
delivered to such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent") participates in the Depository Trust Company
                  --------------
("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the
  ---                                                ----
account of such Holder or its nominee at DTC (as specified in Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule
                                                                          ----
144"), or (C) such shares can be sold pursuant to Rule 144(k) under Securities
---
Act of 1933, as amended (the "Securities Act"), or any successor rule or
                              --------------
provision.

     (f) Failure to Deliver Conversion Shares.
         ------------------------------------

         (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to deliver
                           ------------------
certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion Default Date"), the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) "N"
                  ---------------------------
multiplied by (ii) the aggregate Stated Value of the Preferred Shares which are
----------
the subject of such Conversion Default multiplied by (iii) one percent (1%),
                                       ----------
where "N" equals the number of days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such Conversion Shares are issued and delivered to such Holder,
(ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A),
(B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10th) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice")
                                                            -----------------
delivered to the Corporation on such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity. On the second anniversary of the Issue Date
          ----------------------
(the "Maturity Date"), all Preferred Shares then held by the Holders (and with
      -------------
respect to which a Holder has not submitted a Notice of Conversion) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in
                                      -------
effect (a "Conversion at Maturity"); provided, however, that if, on the Maturity
           ----------------------
Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on the Nasdaq National Market, (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing,
(iv) the conversion of a Holder's Preferred Shares pursuant to the Conversion at Maturity would violate the provisions of Section 5 below (provided, however, that in such event the Conversion at Maturity would apply solely to those Preferred Shares the conversion of which would not violate Section 5 as of the Maturity Date and provided, further, that the determination on the Maturity Date of a Holder's beneficial ownership of Common Stock pursuant to paragraph 5(b) above shall exclude any shares of Common Stock acquired by such Holder otherwise than pursuant to the conversion or exercise of securities owned by such Holder outstanding on the date hereof), or (v) the Registration Statement (as defined in the Registration Rights Agreement) is not effective and available for the resale of all Conversion Shares and Warrant Shares issuable on the Maturity Date upon the conversion or exercise of all Preferred Shares and Warrants then outstanding (without regard to any limitations on such conversion or exercise), each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares (which, in the circumstances described in clause (iv) above, would comprise the Preferred Shares not converted pursuant to the proviso of clause (iv)), including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii), (iii), (iv), or (v) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of these Articles of Amendment. In the event that the Registration Statement (as defined in the Registration Rights Agreement) has not been effective and available to each Holder for the resale of the maximum number of Conversion Shares and Warrant Shares issuable upon conversion or exercise of such Holder's Preferred Shares and Warrants, respectively (without regard to any limitations on such conversion or exercise), for any period or periods on or after the Effective Date and before the Maturity Date (collectively, a "Blackout
                                                                        --------
Period"), the Maturity Date  shall be delayed for a period of days equal to the
------
Blackout Period. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.  CONVERSION LIMITATIONS.

    (a) In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which, the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares and all prior exercises of the Warrants, to the extent the issuance of the Warrants is deemed to constitute issuance of a security exchangeable for the Common Stock at a price less than the greater of book or market value for purposes of Nasdaq Marketplace Rule 4350, by the Holders thereof, would exceed the maximum number of shares of Common Stock issuable by the Corporation without Stockholder Approval (as defined below) in compliance with the continued listing requirements of the Nasdaq National Market to the extent such requirements are applicable to the Corporation (the "Cap Amount");
                                                                  ----------
provided, however, if and whenever any Holder's Cap Allocation Amount (as defined below) represents less than one hundred and seventy-five percent (175%) of (A) the number of Conversion Shares into which the Preferred Shares then held by such Holder are convertible or exercisable at the Conversion Price then in effect (without regard to any restrictions or limitations on such conversion)

plus (B) the number of Conversion Shares into which such Holder has previously
----
converted Preferred Shares or such Holder's ability to convert all or any portion of the Preferred Shares owned by such Holder is otherwise limited as a result of such Cap Amount, the Corporation shall seek such Stockholder Approval by means of a special meeting of stockholders to be held as soon as practicable following the first (1st) Business Day upon which such Holder's ability to convert all or any portion of the Preferred Shares is so limited, but in any case within ninety (90) days following such first Business Day, and the Corporation shall recommend such approval to its stockholders at such special meeting. To the extent any Holder's ability to convert all or any portion of the Preferred Shares is limited by such requirements of Nasdaq National Market and until the Stockholder Approval is obtained, no Holder shall be issued, upon Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap Amount times (B) a fraction, the numerator of which is the number of Preferred Shares held by the Holder and the denominator of which is the aggregate amount of all of the Preferred Shares with respect to which the Cap Amount applies (the "Cap Allocation Amount"). In the event that
                                   ---------------------
any Holder shall sell or otherwise transfer any of its Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Cap Allocation Amount. In the event that any Holder converts all of such Holder's Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder. For purposes of these Articles of Amendments, "Stockholder Approval" means authorization by the
                         --------------------
stockholders of the Corporation of the issuance of shares of Common Stock upon conversion of the Preferred Shares pursuant to the terms hereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Cap Amount and for all other purposes.

     (b) Notwithstanding anything to the contrary contained herein, each Preferred Share shall not be convertible into Common Stock by the Holder to the extent (but only to the extent) that, if convertible by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 5(b), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of the Preferred Shares that the limitations contained in this Section 5(b) shall apply to each successive Holder. The restriction contained in this Section 5(b) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holders of a majority of the outstanding Preferred Shares approve such alteration, amendment, deletion or change.


6.   ADJUSTMENTS TO CONVERSION PRICE

          (a)  Adjustment to Conversion Price upon Issuance of Common Stock.
               ------------------------------------------------------------

               (i) Dilutive Issuance If and whenever after the Issue Date of the Preferred Shares but prior to the Conversion of all of the Preferred Shares, the Corporation issues or sells, or in accordance with Section 6(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share (the "Issue Price") less than the current Market Price thereof at the time of
      -----------
such issuance (a "Dilutive Issuance"), then effective immediately upon such
                  -----------------
Dilutive Issuance, the Conversion Price will be adjusted (lower only) in accordance with the following formula:


                      O  +  P/C
          C'  =   C x ----------
                        CSDO

          where:

          C'  =   the adjusted Conversion Price
          C   =   the Conversion Price in effect prior to Issuance; the Dilutive
          O   =   the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

          P    =  the aggregate consideration, calculated as set forth in
                  Section 6(b) hereof, received by the Company upon such Dilutive Issuance; and
          CSDO =  the total number of shares of Common Stock Deemed Outstanding
                  (as herein defined) immediately after the Dilutive Issuance.

          "Common Stock Deemed Outstanding" shall mean the number of shares of
           -------------------------------
Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by
                              ----
Section 6(b)(i) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 6(b)(ii) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

          (ii) Issuance of Common Stock at Less Than Conversion Price Notwithstanding paragraph (i) of this Section 6(a), if and whenever after the Issue Date of the Preferred Shares but prior to the Conversion of all of the Preferred Shares, the Corporation issues or sells any shares of Common Stock for no consideration (other than a stock split or stock dividend) or at an Issue Price per share less than the current Conversion Price otherwise in effect on the date of such issuance, then effective immediately upon such issuance, the Conversion Price shall be reduced to the lower of (x) the amount determined in accordance with paragraph (i) above and (y) such Issue Price.

Notwithstanding the foregoing, in no event shall any adjustment pursuant to this
Section 6(a) result in a Conversion Price that exceeds the Conversion Price that would otherwise apply in the absence of such adjustment.

     (b)  Effect on Conversion Price of Certain Events. For purposes of
          --------------------------------------------
determining the adjusted Conversion Price under Section 6(a) hereof, the following will apply:

          (i) Issuance of Rights or Options. If, after the date hereof, the Corporation in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities")(such warrants, rights and options to
               ----------------------
purchase Common Stock or Convertible Securities are hereinafter referred to as

"Options"), and the price per share for which Common Stock is purchasable or
 -------
issuable upon the exercise of such Options is less than the Conversion Price (as then in effect) on the date of issuance of such Option or direct stock grant ("Below Market Options"), then the maximum total number of shares of
  --------------------

Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Conversion Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

          (ii)   Issuance of Convertible Securities.

          (A) If the Corporation in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 6(b)(ii)(B) if applicable) is less than the applicable Conversion Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Conversion Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

          (B) If the Corporation in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per
                   ----------------------------------
share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 6(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Market Price on the date of issuance of such Convertible Security (the "Assumed Variable
                                                           ----------------
Market Price").
------------

          (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at such time shall be adjusted to the Conversion Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

          (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of these Articles of Amendment will be the amount received by the Corporation therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

          (vi) Dilutive Issuance through Subsidiaries. If and whenever after the Issue Date, Jabber.com, Inc., a subsidiary of the Corporation, issues or sells, or takes any action whereby if it were the Corporation would be deemed in accordance with
Section 6(b) hereof to have issued or sold, any equity securities of it in connection with an equity investment therein and the Closing Trading Price (as defined in the Securities Purchase Agreement) of the Corporation on the date of such issuance or sale is equal to or less than two dollars ($2.00) (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events) and the Corporation has less than five million dollars ($5,000,000) in cash and cash equivalents (except in the case of (x) any issuance in connection with a strategic investment, (y) any issuance in connection with a merger or acquisition, which, in the case of (x) or (y), is by, with or of an unaffiliated third party and is not effected for the primary purpose of raising equity capital, or (z) sale of such equity securities to venture capital investors), then immediately thereafter the Conversion Price of the Preferred Shares then in effect shall be adjusted (lower only) to be equal to such Closing Trading Price. Notwithstanding the foregoing, if pursuant to other provisions of these Articles of Amendment the Conversion Price of the Preferred Shares would be a lower price than calculated pursuant to this paragraph (vi), then the provisions of this paragraph (vi) shall not apply.

     (c)  Subdivision or Combination of Common Stock. If the Corporation, at any
          ------------------------------------------
time after the Issue Date of the Preferred Shares, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation, at any time after the Issue Date of the Preferred Shares, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionally increased.

     (d)  Adjustment Due to Merger, Consolidation, Etc. If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the
                                ----------------------
Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the
                         ---------------------
Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such
                 ---------------
event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (e)  Distribution of Assets. If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
 ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (f)  Adjustment Due to Major Announcement. If the Corporation (i) makes a
          ------------------------------------
public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major
                         ------------------
Announcement is made, the "Announcement Date"), then, in the event that a Holder
                           -----------------
seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lowest of (x) the Conversion Price in effect on the Announcement Date, (y) the Market Price on the Announcement Date and (z) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or
         ----------------
tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

     (g)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Conversion Price, then, and in each such case, the Corporation shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease in the number of Conversion Shares issuable upon conversion, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation. If the Corporation takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Preferred Stock, and if the provisions of this Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Corporation shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Conversion Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Corporation shall forthwith make the adjustments or take the other actions described therein.

     (h)  Other Notices.  In case at any time:
          -------------

          (i) the Corporation shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Corporation shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Corporation, or reclassification of the Common Stock, or consolidation or merger of the Corporation with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give to the Holder (a) notice of the date on which the books of the Corporation shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Corporation's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     (i)  Adjustment Pursuant to Other Agreements. In addition to and without
          ---------------------------------------
limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement and/or by the provisions of the Securities Purchase Agreement.

     (j)  No Fractional Shares. If any adjustment under this Section would
          --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

     (k)  Exceptions to Adjustment of Conversion Price. No adjustment to the
          --------------------------------------------
Conversion Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding as of the Issue Date in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Corporation now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Warrant Shares (as defined in the Securities Purchase Agreement) in accordance with terms of the Warrants issued under the Securities Purchase Agreement; (iv) upon the Conversion of the Preferred Stock; or (v) upon the issuance or sale after the Issue Date of any securities by the Corporation to Castle Creek Technology Partners LLC at a price effectively equal to or above $2.00 per share of Common Stock (subject to equitable adjustment for any stock splits, combinations, stock dividends, reclassifications or similar events).

7.   REDEMPTION.

     (a)  Mandatory Redemption. In the event that a Mandatory Redemption Event
          --------------------
(as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined
           --------------------
herein). In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the
                                         ---------------------------
Corporation at any time on or before 11:59 p.m. (eastern time) on the third
(3rd) Business Day following the Business Day on which the Mandatory Redemption Event to which such Mandatory Redemption Notice relates is no longer continuing. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such
                           -------------------------
shares to be redeemed.

     (b)  Mandatory Redemption Event. Each of the following events shall be
          --------------------------
deemed a "Mandatory Redemption Event":

          (i) the Corporation fails, as a result of (x) not having a sufficient number of shares of Common Stock authorized and reserved for issuance or (y) for any other reason within the control of the Corporation, to issue shares of Common Stock to a Holder and deliver certificates representing such shares (without any restrictive legend under the circumstances described in paragraph 4(e) hereof) to such Holder as and when required by the provisions hereof upon conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Amendment, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

          (iv) (x) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity or (y) a transaction or series of transactions in which any person acquires control of the Corporation (each a "Change of Control Transaction"). For purposes hereof,
                         -----------------------------
"control"
 -------
shall mean, with respect to the Corporation, the ability to direct the business, operations or management of the Corporation, whether through an equity interest therein or otherwise;

          (v) the Common Stock is not quoted on the Nasdaq National Market or listed on the New York Stock Exchange, or trading in the Common Stock on such market or exchange is suspended and such suspension is in effect for more than five consecutive (5) Trading Days, and such suspension or failure to be so quoted or listed occurs as a result of any willful action or failure to act on the part of the Corporation; and

          (vi) the Corporation fails to obtain the Stockholder Approval as required by paragraph 5(a) hereof.

     (c)  Mandatory Redemption Price. The "Mandatory Redemption Price" shall be
          --------------------------
equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Trade Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d)  Payment of Mandatory Redemption Price.
          -------------------------------------

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").
                                   ---------------------------------

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the lower of twenty-four percent (24%) or the highest interest rate permitted by applicable law.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right to regain its rights as a Holder of the Series C-2 Preferred Stock and, upon written notice to such effect from the Holder, the Corporation shall return to such Holder the certificates representing the Preferred Shares that were delivered to the Corporation in connection with such Mandatory Redemption; in such event, the Conversion Price otherwise applicable to future Conversions of the Preferred Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continued until the date of such notice; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

8.   MISCELLANEOUS.

     (a)  Transfer of Preferred Shares. Upon notice to the Corporation, a Holder
          ----------------------------
may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices. Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Corporation:

          WEBB Interactive Services, Inc.
          1899 Wynkoop, Suite 600
          Denver, Colorado 80202
          Telecopy:  (303) 295-3584
          Attention:  William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention:  Lindley S. Branson, Esq.

and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence
         --------------------------
of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d) No Voting Rights. Except as provided by applicable law and paragraph
         ----------------
8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e) Remedies, Characterization, Other Obligations, Breaches and Injunctive
         --------  ----------------  -----------------  -----------------------
Relief. The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f) Failure or Delay not Waiver. No failure or delay on the part of a
         --------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g) Protective Provisions.
         ---------------------

     So long as shares of Series C-2 Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series C-2 Preferred Stock:

          (i) alter, change, modify or amend (x) the terms of the Series C-2 Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series C-2 Preferred Stock;

          (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series C-2 Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

          (iii) increase the authorized number of shares of Series C-2 Preferred Stock;

          (iv) re-issue any shares of Series C-2 Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

          (v)    issue any Pari Passu Securities or Senior Securities;

          (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series C-2 Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

          (vii) issue any Series C-2 Preferred Stock except pursuant to the terms of the Securities Purchase Agreement.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series C-2 Preferred Stock agrees to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series C-2 Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series C-2 Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and
                                                      ------------------
the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.

IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the ___ day of ______, 2001.

WEBB INTERACTIVE SERVICES, INC.


By:_________________________________
 Name:
 Title:

EXHIBIT A
---------



                             NOTICE OF CONVERSION


     The undersigned hereby elects to convert shares of Series C-2 Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).
                      ---------------
_____________ (the "Preferred Stock Certificates"), into shares of common stock
                    ----------------------------
("Common Stock") of WEBB INTERACTIVE SERVICES, INC. according to the terms and
  ------------
conditions of the Articles of Amendment relating to the Preferred Stock (the "Articles of Amendment"), as of the date written below. Capitalized terms used
 ---------------------
herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.


               Date of Conversion:________________________________________

               Number of Shares of Preferred Stock to be Converted:_______

               Applicable Conversion Price:_______________________________

               Number of Shares of Common Stock to be Issued:_____________

               Name of Holder:____________________________________________

               Address:    _______________________________________________
                           _______________________________________________
                           _______________________________________________

               Signature:  _______________________________________________
               Name:
               Title:


Holder Requests Delivery to be made: (check one)

     [  ] By Delivery of Physical Certificates to the Above Address

     [  ] Through Depository Trust Corporation (Account # ________________)

EXHIBIT C
to Securities Purchase Agreement

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February
                                               ---------
28, 2001, by and among WEBB INTERACTIVE SERVICES, INC., a Delaware corporation (the "Company"), and CASTLE CREEK TECHNOLOGY PARTNERS LLC. (the "Purchaser").
      -------                                                    ---------

     The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the

"Securities Purchase Agreement"), to issue and sell to the Purchaser shares of
 -----------------------------
the Company's Series C-1 Convertible Preferred Stock, no par value (the "Series
                                                                         ------
C-1 Preferred Stock") and a related warrant (the "Series C-1 Warrant"), and
-------------------                               ------------------
shares of the Company's Series C-2 Convertible Preferred Stock, no par value (the "Series C-2 Preferred Stock", and together with the Series C-1 Preferred
      --------------------------
Stock, the "Preferred Stock") and a related warrant (the "Series C-2 Warrants",
            ---------------                               -------------------
and together with the Series C-1 Warrant, the "Warrants"). The Warrants entitle
                                               --------
the holder thereof to purchase shares (the "Warrant Shares") of the Company's
                                            --------------
common stock, no par value (the "Common Stock"). Shares of the Series C-1
                                 ------------
Preferred Stock are convertible pursuant to the Series C-1 Preferred Stock Articles of Amendment to the Company's Articles of Incorporation (the "Series C-
                                                                       --------
1 Articles of Amendment"), and shares of the Series C-2 Preferred Stock  are
-----------------------
convertible pursuant to the Series C-2 Preferred Stock Articles of Amendment to the Company's Articles of Incorporation (the "Series C-2 Articles of Amendment")
                                              --------------------------------
to be filed at or prior to the Second Closing, in each case into shares (the

"Conversion Shares") of the Company's Common Stock.
 -----------------

     In addition, the Company has previously issued and sold to the Purchaser the Company's 10% Convertible Promissory Notes and related warrant (the "Notes"
                                                                         -----
and the "Note Warrant"), and its Series B-2 Convertible Preferred Stock and
         ------------
related warrant (the "B-2 Preferred Stock" and the "B-2 Warrant", and together
                      -------------------           -----------
with the Notes and the Note Warrant, collectively, the "Outstanding Securities")
                                                        ----------------------
and in connection with such issuances and sales the Company has agreed to registered the shares of Common Stock receivable by the Holder upon the conversion or exercise of such Outstanding Securities, including, without limitation, an indeterminate number of shares of Common Stock that may be required to effect conversion or exercise of such Outstanding Securities in order to prevent dilution resulting from stock splits, stock dividends, below market issuance or similar events.

     In order to induce the Purchaser to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under
                                             --------------
applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Articles of Amendment, as applicable.

     In consideration of the Purchaser entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings specified:

     (a) "Business Day" and "First Closing" shall have the respective meanings
          ------------       -------------
specified in the Securities Purchase Agreement;

     (b) "Holder" means any person owning or having the right to acquire,
          ------
through conversion of the shares of the Preferred Stock or exercise of the Warrants, Registrable Securities, including initially the Purchaser and thereafter any permitted assignee thereof;

     (c) "Effective Date" means the date on which the Registration Statement is
          --------------
declared effective by the Securities and Exchange Commission (the "Commission").
                                                                   ----------

     (d) "Filing Deadline" means the twentieth (20th) day following the First
          ---------------
Closing; provided, however, that if such twentieth day is not a Business Day, the Filing Deadline shall be the Business Day immediately following such twentieth day;

     (e) "Register", "registered" and "registration" refer to a registration
          --------    ----------       ------------
effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities
      --------
on a continuous or delayed basis ("Registration Statement"), and the declaration
                                   ----------------------
or ordering of effectiveness of the Registration Statement by the Commission;

     (f) "Registration Deadline" means the ninetieth (90th) day following the
          ---------------------
First Closing;

     (g) "Registrable Securities" means the Conversion Shares, the Warrant
          ----------------------
Shares, shares issuable upon the conversion or exercise of the Outstanding Securities and any other shares of Common Stock issuable pursuant to the terms of the Articles of Amendment, Warrants and the Outstanding Securities, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares, the Warrant Shares or the conversion shares or warrant shares with respect to the Outstanding Securities.

2.   MANDATORY REGISTRATION.

     (a) On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of 1,000,000 Conversion Shares with respect to the Series C-1 Preferred Stock, 500,000 Warrant Shares with respect to the Series C-1 Warrant, 1,000,000 Conversion Share with respect to the Series C-2 Preferred Stock, 200,000 Warrant Shares with respect to the Series C-2 Warrant and all of the conversion shares with respect to the Notes outstanding, the warrant shares with respect to the Note Warrant, the conversion shares with respect to the B-2 Preferred Stock outstanding, the warrant shares with respect to the B-2 Warrant and the shares of Common Stock currently outstanding and held by the Purchaser. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Preferred Stock and Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen (15) Business Days following the Company's receipt thereof), and shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time (the period beginning on the Registration Deadline and ending on the earlier of such dates being referred to herein as the "Registration Period").
                                                       -------------------

     (c) If (A) the Registration Statement is not filed on or before the Filing Deadline or declared effective by the Commission on or before the Registration Deadline (the "Registration Default Date"), (B) after the Registration Statement
               -------------------------
has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under the Registration Statement for any reason not within the exclusive control of such Holder (other than with respect to such Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities Act), or (C) the Common Stock is not listed and freely tradeable on the Nasdaq National Market or the New York Stock Exchange (each of (A), (B) or (C) being referred to herein as a "Default Event"), the Company shall pay to
                                      -------------
each Holder an amount equal to the lesser of (x) two percent (2%) per thirty calendar day period (prorated for any period of less than thirty calendar days) and (y) the highest rate permitted by applicable law, times the Stated Value of the Preferred Stock then held by such Holder, accruing daily and compounded monthly, from the date on which a Default Event occurs until the date on which such Default Event and any and all other Default Events have been cured and are no longer continuing. The amounts paid or payable by the Company hereunder shall be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof or the Securities Purchase Agreement, or otherwise. Payments of such amounts pursuant hereto shall be made in immediately available funds within five
(5) Business Days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made at the end of each thirty-day period.

     (d) If for any reason from time to time there are Registrable Securities which are not included or which are not allowed to be included by the SEC in a Registration Statement filed pursuant hereto, the Company shall file additional Registration Statements as soon as practicable following a request by any Holder to effect a registration of all of such Registrable Securities, which Registration Statement shall be subject to all terms of this Agreement and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time.

3.   PIGGYBACK REGISTRATION

     If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement on Form S-3 covering the resale of securities issued in connection with a corporate acquisition) (a "Proposed Registration") and (ii)
                                                ---------------------
a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have twenty (20) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the

Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

4.   OBLIGATIONS OF THE COMPANY

     In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), 2(b) and 2(d) above, the Company shall:

          (a) promptly prepare and file with the Commission such amendments and supplements to each Registration Statement and each prospectus used in connection with the Registration Statement as may be necessary (i) to comply with the provisions of the Securities Act or (ii) to maintain the effectiveness of each Registration Statement during the applicable Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution. The Company shall cause such amendments and supplements to become effective as soon as practicable following the filing thereof.

          (b) secure the listing of all Registrable Securities on the Nasdaq SmallCap Market prior to the date on which the Registration Statement relating to such Registrable Securities becomes effective;

          (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

          (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

          (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

          (j) permit counsel retained for such purpose by each Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company) and amend such materials in accordance with the comments of such counsel; and

          (k) refrain during the period of one hundred and eighty (180) days following the Effective Date from allowing any registration statement covering the Common Stock (other than the Registration Statement(s) required to be filed hereunder) to be declared effective by the Commission, other than a registration statement relating to the issuance or resale of securities pursuant to (i) an employee benefit plan or program duly adopted by the Company and in effect on the date hereof, (ii) any options, warrant or convertible securities outstanding on the date hereof, (iii) any firm-commitment underwritten public offering of securities or (iv) any issuance of Equity Securities in connection with a strategic investment or acquisition which, in either such case, is not effected for the primary purpose of raising equity capital.

5.   OBLIGATIONS OF EACH HOLDER

     In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

          (a) furnish to the Company in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g);

          (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

          (d) to the extent required by applicable law, deliver a prospectus to the purchaser of Registrable Securities;

          (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it; and

          (f) promptly notify the Company in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

6.   INDEMNIFICATION.

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees and agents of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934
                                                                            ----
Act"), against any losses, claims, damages, liabilities or reasonable out-of-
---
pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i)
       ------
any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus, if any, or final prospectus contained therein or any amendments or supplements thereto, or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in paragraph 4(f) or 4(g).

          (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this paragraph 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph 6(a) or 6(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who is not guilty of fraudulent misrepresentation. For purposes of this Section 6, each person who controls a

Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 6(d).

          (e) The obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Preferred Stock and exercise of the Warrants in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

7.   REPORTS.

     With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation
                           --------
of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

8.   MISCELLANEOUS.

     (a) Expenses of Registration. All expenses, other than underwriting
         ------------------------
discounts and commissions and fees and expenses of one counsel to the Holders, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

     (b) Amendment; Waiver. Any provision of this Agreement may be amended only
         ---------  ------
pursuant to a written instrument executed by the Company and each Holder. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) Notices. Any notice, demand or request required or permitted to be
         -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

     WEBB Interactive Services, Inc.
     1899 Wynkoop, Suite 600
     Denver, Colorado 80202
     Telecopy: (303)295-3584
     Attention:  William Cullen

with a copy to:

     Gray, Plant, Mooty, Mooty & Bennett, P.A.
     3400 City Center
     33 South Sixth Street
     Minneapolis, MN 55402-3796
     Telecopy:  (612) 333-0066
     Attention: Lindley S. Branson, Esq.


and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

     (d) Termination. This Agreement shall terminate on the earlier to occur of
         -----------
(a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

     (e) Assignment. Upon the transfer of Preferred Stock, the Warrant or
         ----------
Registrable Securities by a Holder, the rights of such Holder hereunder with respect to the securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement, the Articles of Amendment or the Warrant, as the case may be; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives any such security pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

     (f) Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

     (g) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Illinois without regard to the conflict of laws provisions thereof.

                                   * * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By:   __________________________
Name:
Title:



CASTLE CREEK TECHNOLOGY PARTNERS LLC
By:  Castle Creek Partners, L.L.C.
Its: Investment Manager

By:   __________________________
Name: Tom Frei
Its:  Managing Director

                                   EXHIBIT D
                        TO SECURITIES PURCHASE AGREEMENT




                                           Lindley S. Branson
                                           612 343-2827
                                           Lindley.Branson@gpmlaw.com



                               February 28, 2001



To:  Castle Creek Technology Partners LLC
     77 West Wacker Drive, Suite 4040
     Chicago, Illinois  60606

       Re:  Webb Interactive Services, Inc.
       Sale of Series C-1 Preferred Stock and Series C-1Warrant

Ladies and Gentlemen:

       Reference is made to the Securities Purchase Agreement, dated as of February 28, 2001, with all listed schedules and exhibits thereto (the "Securities Purchase Agreement"), by and between Webb Interactive Services, Inc., a Colorado corporation (the "Company"), and Castle Creek Technology Partners LLC ("Purchaser"). This opinion is rendered to you pursuant to Section
5.1.4 of the Securities Purchase Agreement. Unless the context otherwise requires, terms used herein have the respective meanings set forth in the Securities Purchase Agreement.

       We have acted as counsel for the Company in connection with the negotiation, execution and delivery by the Company of the Securities Purchase Agreement, the Articles of Amendment, the Registration Rights Agreement and the issuance of the Series C-1 Preferred Stock and the Series C-1 Warrant to the Purchaser. As such counsel, we have made such legal and factual examinations and inquiries, as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals, certified copies or copies otherwise identified to us as being true copies of the following (herein sometimes collectively referred to as the "Offering Documents"):

       (a) the Articles of Incorporation of the Company as amended and in effect on the date hereof (the "Articles of Incorporation"), as amended by the Articles of Amendment;

       (b) the Bylaws of the Company, as in effect on the date hereof (the "Bylaws");

       (c) resolutions of the Board of Directors relating to the transactions contemplated by the Securities Purchase Agreement, the Articles of Amendment and the Registration Rights Agreement;

       (d) the Securities Purchase Agreement, the Registration Rights Agreement, the Series C-1 Warrant and the other documents delivered by the Company in connection with the Closing and

       (e) Such other instruments, corporate records, certificates, and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

             We have investigated questions of law, examined the Offering Documents, other documents pertaining to the Company and certificates of governmental authorities; and received information from officers of the Company, as we have deemed necessary or appropriate for purposes of providing this letter. In reaching the opinions and statements set forth below, we have assumed without independent verification by us, and to our knowledge there are no facts inconsistent with, the following:

       (i) The accuracy of the representations made in the Securities Purchase Agreement;

       (ii) that Purchaser has duly and validly executed each document and instrument to which such party is a signatory, and such party's obligations set forth therein are its legal, valid, and binding obligations, enforceable against Purchaser in accordance with the respective terms of such document or instrument;

       (iii) that each person executing any such document or instrument on behalf of the Purchaser is duly authorized to do so;

       (iv) that each natural person executing any such document or instrument is legally competent to do so;

       (v) that all documents, instruments, and certificates submitted to us as originals are authentic; that all documents, instruments and certificates submitted to us as copies conform to the originals; and that the signatures on all such documents, instruments and certificates are genuine; and

       (vi) we may rely upon the representations and warranties contained in the Offering Documents.

                                    Opinion
                                    -------

       Based upon and subject to the matters, assumptions, exceptions, qualifications and limitations set forth above and herein under the heading "Scope" we are of the opinion that:

       1. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could have a Material Adverse Effect.

       2. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) the Securities Purchase Agreement, (ii) the Articles of Amendment, (iii) the Series C-1 Warrant, (iv) the Registration Rights Agreement and (v) all other agreements, documents, certificates or other instruments executed and delivered by the Company at the Closing (the instruments described in (i), (ii), (iii), (iv) and (v) being collectively referred to herein as the "Transaction Documents"), to issue and sell Series C-1 Preferred Stock and Series C-1 Warrant to Purchaser in accordance with the terms of the Securities Purchase Agreement, to issue Conversion Shares in accordance with the terms of the Articles of Amendment and to issue Warrant Shares upon exercise of the Series C-1 Warrant.

       3. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken.

       4.  The authorized capital stock of the Company is as stated in Schedule
           3.6 of the Securities Purchase Agreement. All of the outstanding shares of the Company's capital stock have been duly issued and fully paid and are nonassessable.

       5. Except as set forth on Schedule 3.6 of the Securities Purchase Agreement, no shares of the Company's capital stock are subject to preemptive rights or any other similar rights of the stockholders of the Company and there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. The Company has no share purchase agreements, rights plans or agreements containing similar provisions. In aqddition, the Company has no subsidiaries, except as provided on such Schedule 3.6.

       6. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. The Articles of Amendment have been duly filed with the Colorado Secretary of State and upon issuance, the Series C-1 Preferred Stock will be entitled to the rights, privileges and benefits thereunder.

       7. No consent, approval, authorization of, or order, designation, declaration, or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Securities Purchase

           Agreement, the offer, sale, or issuance of the Series C-1 Preferred Stock or the Series C-1 Warrant, the issuance of Conversion Shares or Warrant Shares or the performance of the Company's obligations under the Securities Purchase Agreement, the Articles of Amendment, the Series C-1 Warrant or the Registration Rights Agreement, except (i) qualification (or taking such actions as may be necessary to secure an exemption for qualification, if available) under applicable blue sky laws of the offer and sale of the Series C-1 Preferred Stock and the Series C-1 Warrant and (ii) the filing of a Current Report on Form 8-K within the time period prescribed by such Form.

       8. Neither the Company nor any of its subsidiaries is in violation of any provisions of its Articles of Incorporation, Bylaws or any other governing document as amended and in effect on and as of the date hereof or in default or breach (and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach) under any provision of any instrument or contract known to us to which it is a party or by which it is bound, or in violation of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which, individually or in the aggregate, could have a Material Adverse Effect. The execution, delivery and performance of the Securities Purchase Agreement and the other Transaction Documents, the adoption of the Articles of Amendment and the consummation of the transactions contemplated thereby (including without limitation, the issuance of the Series C-1 Preferred Stock and Series C-1 Warrant and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares will not in any such case result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default or breach under any such provision, instrument or contract or any event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or, the triggering of any preemptive or, except as disclosed in the Transacion Documents, anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

       9. The Company has validly reserved 1,500,000 shares of Common Stock for issuance pursuant to the terms of the Articles of Amendment and the Series C-1 Warrant. When issued to a Purchaser against payment therefor in accordance with the terms of the Securities Purchase Agreement, each shares of Series C-1 Preferred Stock and each Series C-1 Warrant will be duly authorized and validly issued, fully paid, and nonassessable and will be free and clear of any security interest, taxes, liens, claims, encumbrances, or preemptive or similar rights. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Articles of Amendment, will be validly issued, fully paid and nonassessable, free and clear of any security interest, taxes, liens, claims, encumbrances, or preemptive or similar rights The Warrant Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Series C-1 Warrant, will be validly issued, fully paid and nonassessable, free and clear of any security interest, taxes, liens, claims, encumbrances, or preemptive or similar rights.

       10. The Company's Common Stock is currently listed for trading on the Nasdaq National Market and we are aware of no fact or circumstance which could result in the Common Stock being delisted or suspended from trading on such market.

       11. Except as set forth on Schedule 3.9.4 of the Securities Purchase Agreement, to our knowledge, there are no actions, suits, proceedings, investigations or inquiries pending against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, in any court or governmental or self-regulatory agency which could have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents..

       12. The offer, sale and issuance of the Series C-1 Preferred Stock and Series C-1 Warrant in accordance with the Securities Purchase Agreement, the issuance of the Conversion Shares in accordance with the Articles of Amendment and the issuance of Warrant Shares in accordance with the Series C-1 Warrant are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

       13. In the process of our review of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and any other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, since the date of the filing of such Form 10-KSB, nothing has come to our attention that would lead us to believe that any such report contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading as of its filing date.


                                     Scope
                                     -----

       The foregoing opinion and statements of confirmation are subject to the following limitations and qualifications:

       (i) Whenever our opinions or statements expressed herein are qualified by or use the phrases "to our knowledge," "known to us," "based on our knowledge" or words of like import, it indicates that during the course of our representation of the Company and after inquiry limited as described in this letter with respect to the subject matter of any such opinion or statement, no information has come to our attention, which would give us knowledge of the existence or nonexistence of relevant facts. No inference as to our knowledge of the existence or nonexistence of any facts should or may be drawn merely from the fact that we represent the Company. Except as otherwise expressly stated, no independent investigation or verification of such matters has been undertaken and we have not reviewed any court or other public records.

       (ii) Our attorneys are admitted to practice only in the State of Minnesota. The foregoing opinions assume that for the purpose of those opinions that are based on the laws of the State of Colorado (other than the Colorado Business Corporation Act (the "CBCA")) or the State of Illinois, that such laws are the same as the State of Minnesota. We are not members of the Bar of the State of Colorado or Illinois and we have not consulted with Colorado or Illinois counsel, or otherwise made any inquiry regarding, or review of, Colorado or Illinois law (other than the CBCA) in connection with the opinions expressed above. We render no opinion as to the enforceability of any choice of law provision.

       (iii) The foregoing opinions including, without limitation, any opinion as to enforceability of the Securities Purchase Agreement or any other agreement is limited by (A) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, transfer or other similar laws affecting or relating to the rights of creditors or secured creditors generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) judicial limitations on the right of specific performance and other equitable remedies and (D) the enforceability of indemnification or contribution provisions thereof which may be limited by federal or state securities laws or by public policy.

       This letter contains our opinions and statements of confirmation only and we express no opinion as to the truth or accuracy of any representation, warranty or statement made by any person or entity in the Offering Documents. The opinions and statements of confirmation expressed in this letter are limited to the matters expressly set forth above, and no opinion or statement is to be inferred or may be implied beyond that expressly so stated.

       The opinions and statements expressed above are rendered solely to the Purchaser and may be relied upon by the Purchaser solely in connection with the transactions identified in the first paragraph hereof. The opinions and statements expressed in this letter are not to be used, circulated, reproduced, quoted or otherwise relied upon by third parties without our prior written consent.

       This letter is limited to the specific issues addressed and is limited in all respects to laws and facts existing on the date of this letter or earlier date stated herein, and we expressly disclaim any responsibility for notifying you of any changes which may occur after the date hereof which would or may affect this letter.

                                                Very truly yours,